Third Party Guarantees, Other Contingent Assets and Liabilities, and Other Commitments	12 Months Ended
Dec. 31, 2017
Disclosure Of Other Provisions [Abstract]
Third Party Guarantees, Other Contingent Assets and Liabilities, and Other Commitments
34.	THIRD PARTY GUARANTEES, CONTINGENT ASSETS, LIABILITIES, AND OTHER COMMITMENTS

34.1Direct guarantees

				Assets Committed
Creditor of Guarantee	Debtor		Type of Guarantee			Carrying	Outstanding balance as of				Guarantees released
	Company	Relationship		Type	Currency	Amount	Currency	12-31-2017	12-31-2016	01-01-2015	2017	Assets	2018	Assets	2019	Assets
Mitsubishi Corporation	Enel Generación Costanera	Creditor	Pledge	Combined cycle plant	ThUS$	26,156	MUS$	53,161	51,005	49,643	-	-	-	-	-	-
Credit Suisse First Boston	Enel Generación Costanera	Creditor	Pledge	Combined cycle plant	ThUS$	-	MUS$	-	-	1,667	-	-	-	-	-	-
Citibank N.A.	Endesa Argentina	Creditor	Pledge	Cash deposit	ThUS$	-	MUS$	-	-	613	-	-	-	-	-	-
Deutsche Bank / Santander Benelux	Enel Américas	Creditor	Deposit accounts	Cash deposit	ThUS$	-	MUS$	-	-	56,824	-	-	-	-	-	-
Various Creditors	Enel Distribución Río S.A. (ex Ampla S.A.)	Creditor	Pledge on collection and others	Collection accounts	ThUS$	23,846	MUS$	105,335	203,739	138,525	-	-	-	-	-	-
Various Creditors	Enel Distribución Ceará S.A. (ex Coelce S.A.)	Creditor	Pledge on collection and others	Collection accounts	ThUS$	20,611	MUS$	106,854	125,696	84,861	-	-	-	-	-	-
Banco Nacional de Desarrollo Económico y Social	Enel Cien	Creditor	Mortgage, pledge and others	Collection accounts	ThUS$	252	MUS$	4,074	5,733	5,555	-	-	-	-	-	-
Various Creditors	CELG Distribución S.A.	Creditor	Pledge on collection and others	Collection accounts	ThUS$	37,072	MUS$	154,954	-	-	-	-	-	-	-	-

As of December 31, 2017, 2016 and January 1, 2016, the carrying amount of property, plant and equipment pledged as security for liabilities is ThUS$26,156 , ThUS$10,736 and ThUS$19,577, respectively (see Note 17.e.ii). Enel Americas is joint and several co-signer of the local bonds of Enel Generación Chile, whose outstanding balance as of December 31, 2017 amounts to ThUS$324.822.376 (ThUS$528.381).

As of December 31, 2017, the Company had future energy purchase commitments amounting to ThUS$84,423,377 (ThUS$53,926,061  and ThUS$49,396,592 as of December 31, 2016 and January 1, 2016, respectively).

34.2Indirect guarantees

				Debtor			Oustanding balance as of
Type	Contract	Maturity	Creditor of Guarantee	Company	Relationship	Type of Guarantee	Currency	12-31-2017	12-31-2016	01-01-2015

Secured	Bonds Serie H	October 2028	Bondholders of Endesa Chile's Bonds	Enel Generación Chile S.A.	Entities demerged from original debtor Endesa Chile (codebtor Endesa Américas and after merger Enel Américas) (1)	Codebtor	ThUS$	96,857	95,368	94,706
Secured	Bonds Serie M	December 2029	Bondholders of Endesa Chile's Bonds	Enel Generación Chile S.A.	Entities demerged from original debtor Endesa Chile (codebtor Endesa Américas and after merger Enel Américas) (1)	Codebtor	ThUS$	431,524	389,254	356,627
						Total		528,381	484,622	451,333

(1)

Upon the demerger of the original issuer, Endesa Chile (currently Enel Generación Chile S.A.), and in accordance with the bond indenture, all entities arising from the demerger (i.e., Endesa Américas) are liable for the debt, regardless that the payment obligation remains in Enel Generación Chile S.A. After the Merger, the Company became liable for the obligations of Endesa Américas.

34.3Lawsuits and Arbitrations Proceedings

As of the date of these consolidated financial statements, the most relevant litigation involving the Company and its subsidiaries are as follows:

a)	Arbitration Proceedings

Law No. 25,561 on Public Emergency and Reform to the Currency System, enacted on January 6, 2002 by the Argentine authorities, voided certain provisions of the concession agreement of the Company’s subsidiary Edesur. Law No. 25,561 also required that utility concession agreements be renegotiated within a reasonable timeframe to adjust them to the new conditions. However, the failure to renegotiate Edesur’s concession agreement prompted the Company, Enel Distribución Chile S.A. (formerly named Chilectra S.A.), Enel Generación Chile S.A. (formerly named Endesa Chile S.A.) and Edesur S.A. (now part of Enel Distribución Chile S.A.) (collectively, the “Claimants”) to file an arbitration petition in 2003 under the Treaty for the Promotion and Protection of Chilean-Argentine Investments before the International Center for Settlement of Investment Disputes (“CIADI” in its Spanish acronym). The statement of claim principally requested that the CIADI declare the investment expropriated for an amount of US$1,306,875,960 ), and sought compensation for the damages caused to the investment due to lack of fair and equitable treatment, in the amount of US$318,780,600  .The Claimants also seek, with respect to both claims, compounded annual interest of 6.9%per annum. The Claimants also claimed the sums resulting from the damages caused from July 1, 2004. Finally, the Claimants also demanded US$102,164,683  for Edesur S.A. (now part of Enel Generación Chile S.A.) due to a lower price received on the sale of its shares. In 2005, the Argentine authorities and Edesur signed a Letter of Understanding, in which the terms and conditions are established for amendments and supplements to the concession agreement, forecasting tariff modifications, first during a transitional period and then under an Integral Tariff Review, in which the conditions for an ordinary tariff period of 5 years will be set. The arbitration has been suspended since March 2006 in accordance with the terms of the Letter of Understanding, and the appointment of one of the arbitrators, to replace an arbitrator who resigned in 2010 has been suspended. As of December 31, 2014, the parties informed CIADI of their agreement to extend the suspension of the arbitration procedure for 12 months starting on the same date, informing also that any of the parties can request the renewal of the arbitration procedure with 30-calendar days prior notice. However, on February 9, 2017, the Resolution 92 of the Ente Nacional Regulador de la Electricidad (ENRE) was published in the Official Gazette of the Republic of Argentina, whereby – among other matters – the definitive rate tables resulting from the comprehensive rate review process were approved. This circumstance makes one of the commitments acquired by the Claimants in the Letter of Understanding referred previously. to discontinue any actions against the State of Argentina, including the arbitration filed by the shareholders with CIADI. The discontinuance was submitted to the CIADI electronically on February 21, 2017 and it presupposes a resignation that limited the rights prior to 2006 and conditional upon the validity of the Comprehensive Rate Review for a period of 5 years. The General Secretary of the CIADI issued a Resolution on March 24 taking note of the termination of the proceedings based on the petitions submitted. By request of the Argentinean Government, through of a presentation on September 5, 2017, Enel Américas S.A. declared null the condition to which the discontinuance had been subject (validity of the Comprehensive Rate review for a period of 5 years), but maintaining the temporal restriction of this discontinuance (rights prior to 2006).

b) Litigation proceedings of the Company and Subsidiaries

1. -   In 2013, a class action lawsuit was filed by residents of the Colombian Municipality of Garzón against our subsidiary Emgesa, alleging that the construction of the El Quimbo hydroelectric project had caused the plaintiffs’ income from handicrafts or entrepreneurial activities to decrease by an average of 30%. The lawsuit claims the decrease was not considered when the project’s social-economic impact report was drafted. Emgesa denied these allegations on the basis that (i) the social-economic impact report complied with all methodological criteria, including giving all interested parties the opportunity to be registered in the report, (ii) the plaintiffs are not residents and therefore, compensation is allowed only for those whose revenues are, in their majority, coming from of their activity in the direct area of influence of the El Quimbo hydroelectric project and (iii) compensation must not go beyond the “first link” of the production chain and must be based on the status of the income indicators of each affected person. A proceeding was filed in parallel by 38 inhabitants of the Municipality of Garzón, who are claiming compensation for being affected by the El Quimbo hydroelectric project since they were not included in the social-economic impact report. A mandatory settlement hearing was unsuccessful. The court ordered a test, which is currently in the preliminary phase. In the parallel proceeding, an exception previous of pending lawsuit was filed, based on the existence of the principal proceeding. The proposed exception is pending ruling. The trial is currently in a probatory period. The parties requested an expert opinion to evaluate the damages to each of the 1170 plaintiffs, but to date this expert opinion requested by the plaintiffs with regard to the review of the Socioeconomic Census, has not been submitted, despite the fact that it has been notified officially by the General Comptrollership of the Republic, the National Authority for Environmental Licenses (ANLA), the National University and the Regional Autonomous Corporation of Cundinamarca (CAR), to perform ans issued this opinion.  Right now they are evaluating the strategy to petitioning the Court to declare the probatory period closed and move the proceedings forward, so that notice may be given to submit the conclusion.The current status and procedural situation of the parallel action: is as follows. The defendant’s plea has been submitted in four parallel group actions (one by welders and three by builders). In all of them, a motion to set aside due to pending proceedings was filed, given the existence of the main lawsuit, but the judges have decided that the proceedings should continue where the parties must prove the damages they have suffered. The amount involved in this proceeding is estimated to be approximately CP$ 33,000 million (approximately ThUS$11,058). The amount involved in the parallel proceeding is estimated to be approximately CP$ 1,710 billion (approximately ThUS$573).

2. -   Emgesa (formerly named Central Betania) was granted a tax benefit known as “Ley Páez” applicable to the income tax on corporations. The law states that those entities located in a geographical area affected by a natural catastrophe are exempted from taxation. The Colombian tax authority (DIAN) rejected the method used by Emgesa to determine the tax base applicable to the tax benefit. The DIAN believes that certain revenues of Emgesa, such as inflation adjustments and non-operating income do not qualify for the exemption since they are not related to the electricity generation activity. On the other hand, Emgesa believes that, in accordance with the law, this special benefit is applicable to it as an entity and not only to certain revenues of Emgesa. On July 27, 2017, the Administrative Court of Huila issued the decision endorsing the arguments of the DIAN, considering that there is no benefit on this income considering that it does not come from the normal development of the Company’s corporate objectives. The decision of the court did not set any substantial legal basis for the decision or did it rely on several arguments that the defense submitted by the company. Similarly, the Court confirmed the inaccuracy penalty without analyzing the difference in criteria or defining the punishable action. Given the above, on August 10, 2017, EMGESA filed an appeal reiterating that the benefit devolved on the company and the law does not discriminate its application when non-operating income is involved. New rulings by the State Council were brought into consideration supporting the company’s position. EMGESA insisted that there was a difference of criteria and, therefore, the inaccuracy penalty should be lifted. On September 22, 2017, proceedings were transferred to the State Council, where the second instance will take place. On November 24, 2017, our lawyers presented the closing arguments and we now have to wait for the final decision. However, our lawyers maintained the probability of loss at 30%. The total amount of this litigation is estimated at CP$114,655 million (about ThUS$38,423).

3. -   The Corporación Autónoma Regional de Cundinamarca (CAR) through Resolution No. 506, enacted on March 28, 2005 and Resolution No. 1189, enacted on July 8, 2005, imposed on Emgesa, Empresa de Energía de Bogotá (EEB) and Empresa de Acueducto y Alcantarillado de Bogotá (EAAB) the execution of construction works on the El Muña dam reservoir, whose effectiveness, among others things, depends on maintaining Emgesa’s water concession. Emgesa filed an action for annulment and reestablishment of law against these resolutions before the Administrative Court of Law of Cundinamarca, Section One. The court of first instance denied the nullity of these resolutions. Appeals were filed by Emgesa, EEB and EAAB, and are pending resolution. Emgesa filed another action for annulment and reestablishment against CAR for annulment of Article 2 of Resolution No. 1318 of 2007 and Article 2 of Resolution No. 2000 of 2009, both of which required Emgesa to implement a Contingency Plan and to carry out study on “Air Quality” for the potential suspension of water pumping in the dam reservoir. This action seeks to annul the administrative acts imposed due to impracticability of anticipating the “Air Quality” and implementing the Contingency Plan. In this action a favorable accountant expert report was presented, for which it was requested clarification to Emgesa, which was also favorable. The Court has appointed the second expert, who did not take the position, so the Court had to appoint a new expert and EMGESA is waiting for this expert to accept the position. The amount involved in this proceeding is undetermined.

4. -   In February 2015, Emgesa was notified of a Popular Action filed by Comepez S.A. and other fish farming companies located near the Betania dam, on the grounds of protection of the right to a healthy environment, public health and food safety in order to prevent, in the opinion of the plaintiffs, the danger of a massive fish mortality among other damages from the filling of the reservoir for the El Quimbo hydroelectric project dam, also located at the basin of the Magdalena River. Regarding the status of the proceeding, the Huila administrative court issued in February 2015 a preliminary injunction that prevents the filling of the El Quimbo dam reservoir until the river has reached the optimal flow, among other requirements. Emgesa filed a motion for reversal against this decision requesting a probation order and the release of such measure, which motion was denied by the court. The appeal filed by Emgesa was granted only in the remand effect. The preliminary injunction was amended, allowing Emgesa to start filling the dam reservoir. Nevertheless, the Regional Environmental Authority (CAM) in Resolution No. 1503 issued on July 3, 2015 directed Emgesa to temporarily stop filling the El Quimbo dam reservoir. The legal actions to be taked are being analyzed by EMGESA. However, the filing procedure is continuing normally as planned. Currently, the plea for the defense is pending. The Colombian government, through Decree No. 1979 requested the lifting of the generation suspension and reported that Emgesa must abide by such Decree. On December 15, 2015, the Constitutional Court decided that Decree No. 1979 was unenforceable, and as a result, Emgesa suspended at midnight of that date the generation of energy at El Quimbo. Emgesa presented the corresponding arguments.

On December 24, 2015, the Colombian Ministry of Energy and Mining and the National Authority of Aquaculture and Fishing (“AUNAP”) filed a writ of protection of constitutional rights to the Civil Courts of Circuito de Neiva as a transitional mechanism to avoid irreparable damage, while the Huila administrative court decides on releasing the precautionary measure, and requested that the generation of energy at El Quimbo be permitted. They have requested such generation to be authorized as an interim measure until a ruling on the writ of protection is made. On January 8, 2016, Emgesa was notified of the decision of the Civil Court of Circuito de Neiva which authorized Emgesa to immediately restore the generation of energy as a transitional measure until the Huila administrative court decides on releasing the precautionary measure. On December 16, 2016, among other measures, the court extended the generation for six more months, conditional upon the oxygenation system working, to which Emgesa filed an appeal for reconsideration of judgment, which was rejected. Within this proceeding, an expert test on the dispatch was decreed by the Court, which would be performed by the University of Antioquia. In this regard, it is necessary clarify that this payment has not been made, because they manifest do not have the resources to do so, for which reason, after the rejection by the presiding judge, an action for protection of constitutional rights was filed for them to be relieved from this payment; this action was rejected in the first instance and the second instance. Simultaneously, the work was done with the fish farmers on a “Compliance Covenant” agreement, which was submitted to the Administrative Court of Huila for approval and termination of the proceedings. In addition, in compliance with the orders of the above Court, EMGESA, ANLA and CAM have gathered data on the oxygenation system and formulated guidelines for the water monitoring methodology.

5.-   A class action was filed in Colombia against Codensa in which plaintiffs seek reimbursement for excess charges for not applying the tariff benefit that according to them would have applied to them as users of the Voltage One Level and owners of the infrastructure, as established by Resolution No. 082 of 2002, amended by Resolution No. 097 of 2008. Regarding the proceeding status, Codensa filed a plea against the lawsuit rejecting it entirely. A conciliation hearing was held between the parties, without success. The writ of proof is pending as well as the decision on including the new claimant. The amount involved in this proceeding is estimated to be approximately CP$337,000 million (approximately ThUS$112,935).

6.-   In Colombia, upon incorporating our electrical distribution subsidiary, Codensa, in 1997, EEB contributed all public lighting infrastructures and other sale and distribution assets to Codensa in exchange for 51.5% of Codensa’s shares. However, there was no certainty regarding the inventory of lights in Bogotá and this generated subsequently differences regarding invoicing and settlement of the energy value that Codensa supplied to the municipality. In 2005, a geo-reference inventory of the lights was performed, which resulted in 8,661 fewer lights than those that Codensa considered in its billing and settlement to the Federal District of Bogotá (the District). In order to solve the conflict, the parties carried out round-table discussion to come to an agreement. However, in 2009 a private citizen filed a derivative action requesting that the court of law: (i) declare the rights of the administrative morality and public property violated; (ii) order Codensa to carry out the settlement that includes delinquent interest due to the higher values paid between 1998 and 2004; and (iii) recognize the incentive due to administrative morality for the claimant (15% of the amount the District recovered). The first instance judgment, which was subsequently confirmed by the second instance judgment, ordered the Administrative Special Public Utilities Unit (the UAESP) and Codensa to, within a time period of two months starting from the date of issuance of the judgment, carry out all necessary negotiations to establish in a definitive manner the balances either in favor or against Codensa, duly adjusted, plus additional interest. If no agreement is reached, the UAESP itself may make a unilateral judgment within two months and deliver it to Codensa for its consideration. Codensa may also exercise remedies through the relevant government channels and, in the event of non-payment, must proceed to execute the judgment. On September 6, 2013, the Comptroller sent a communication to Codensa announcing future control actions against it and the UAESP for an alleged detriment to the District of CP$95,143 billion (approximately ThUS$31,884), due to payments owed to the District for public lighting between 1998 and 2004. On September 20, 2013, Codensa responded, disagreeing with the amount and proposing a technical group to resolve the issue. This resulted in several meetings being held. Based on Codensa’s documents and the declarations presented, the Comptroller issued a new report that supports the figure obtained by common accord by UAESP and Codensa of CP$14,433 billion (approximately ThUS$4,836). The Comptroller recommended in its report that UAESP send the agreement for judicial review in order to resolve the lawsuit with Codensa, which occurred on December 13, 2013. Subsequently, the Comptroller, in Bogotá, issued a report questioning the agreement with the UAESP; such report was presented at Court. A from the Tenth Administrative Court of Bogotá, either for notifying the report or issuing final decision on the agreement subscribed between Codensa and the UAESP is pending.  By means of a court order of July 1, 2017, the Court refused to consider the above agreement and, instead, ordered UAESP to carry out the unilateral liquidation. In compliance with the court order, UAESP issued Resolution 412 of 2017, whereby it reliquidated the invoicing for the street lighting that is the subject of the proceedings for CP$141 billion (about ThUS$47,252). On August 31, 2017, an appeal for reconsideration of judgment was filed against the admistrative decision setting forth the following arguments for the defense:Res Judicata; collecting what was not due in interest; the administrative decision infringed the rules on which it should be based; infringement of the right to a defense and contractual non-performance of UAESP. The above remedy was rejected by the Resolution 000730 of December 18, 2017, notified last December 29, 2017 to UAESP; but it reconsidered unilaterraly the liquidation adjusting it to the sum of  CP$ 113,082,893,512.33, (about ThUS$ 37,896); adding that the sum to be paid shall contain interest and adjustments of the amounts from November 1, 2017 to the actual date of payment. The contents of this liquidation will be communicated to the Tenth Oral Administrative Court of the Bogotá Circuit Court. Current State of the Proceedings: The Tenth Oral Administrative Court of the Bogotá Circuit Court is not working (judicial vacation); and they start again on January 11, 2018; on that day the Resolution 000730 of December 18, 2017 will be submitted to the Court and the Judge will order the relevant actions effective perform to have the payment of the liquidation in favor to the UAESP. Administrative and/or Judicial Orders: (1) Bring an action in the administrative courts holding jurisdiction against Resolution 000412 of August 2, 2017, whereby it ordered the partial, unilateral liquidation of agreement No. 766 of April 30, 1997, in compliance with the court order issued by the Tenth Oral Administrative Court of the Bogotá Circuit Court and Resolution 000730 of December 18, 2017, whereby the appeal for reconsideration of judgment filed by Codensa against resolution No. 000412 of August 2, 2017 was resolved, instituting (means of control) an action of Nullity and Reestablishing a Right against UAESP. (2) Submit with the action brought a security as provided for in article 232 of the Code of Administrative Procedure and Contentious Administrative (CPACA) to guarantee any damages that might be caused by the precautionary measure decreed (provisional suspension of the effects of the Administrative Actions Sued) during the period of time the legal dispute lasts. The above with a view to countermanding the orders that may be issued by the Court in compliance with the decision issued in the appealable and unappealable judgments.

7.-   On December 4, 2017, Enel Americas S.A. was notified of the intention of the Grupo Energía de Bogotá the submit to arbitration of differences arising between the parties on the distribution of the profits for 2016 of EMGESA and CODENSA, in term of the regulation by the Basic Investment Agreement (“AMI”). The plaintiff bases its claims on the fact that ENEL acted against its own acts when it voted for a 70% distribution of profits, since it understands that this proportion corresponds to “all of the profits available according to good business practices”. ENEL’s conduct infringes the provisions of clause 3.8. of the AMI, which regulates the method of profits distribution, obligating the parties to vote in favor of distribution of all (100%) of the profits that can possibly be distributed each period. The claims seek a declaratory ruling of ENEL’s non-performance to the AMI and, consequently, the distribution of 100% of the profits for 2016 to each company. Likewise, it declares that, according to article 44 of the by-laws, the Grupo Energía de Bogotá is the legitimate holder of the tenth part or more of the common shares to be applied for and that an extraordinary meeting of the General Shareholders’ Meeting should be summoned and should include in its agenda the vote on the distribution of the undistributed percentage for 2016, in which case ENEL will be obligated to vote in favor of the distribution. Amount: For CODENSA, CP$63,619,000,000 (about ThUS$ 21,320). This is the amount not received as a result of the partial distribution of profits. For EMGESA, CP$82,820,000,000 (about ThUS$ 27,754). This is the amount not received as a result of the partial distribution of profits. On December 12, 2017, the public drawing of lots to choose the arbitrators was held, with their acceptance of the position still ongoing.

8.-   In 2001, the fiscal authority in Perú, the Superintendencia Nacional de Administración Tributaria (SUNAT), questioned to Enel Generación Perú S.A. (formerly named Edegel) for deducting as a tax expense the portion of the depreciation related to the revalued amount added to the assets during its voluntary appraisal carried out in the 1996 fiscal year. The amount rejected by SUNAT was related to financial interest paid during the construction phase of the power plants. SUNAT claimed (i) that Enel Generación Perú S.A. had not demonstrated that it was necessary to obtain financing to build the power plants and (ii) that such financing was actually incurred. Enel Generación Perú S.A. responded that SUNAT could not request such evidence because an appraisal values the assets at market value when the appraisal is performed, instead of the historical value of the assets. In this case, the appraisal methodology considered that the power plants of such scale were built with financing. In addition, Enel Generación Perú S.A. claimed that if SUNAT disagreed with the valuation, it should have conducted its own appraisal, which it failed to do.

On February 2, 2012, the Tax Court (“TF” in its Spanish acronym) issued a ruling for the 1999 fiscal year in favor of two of Enel Generación Perú’s power plants, and against four power plants, based on the fact that a verified financing was only evidenced for the first two power plants. Consequently, TF ordered SUNAT to recalculate the taxes due by Enel Generación Perú S.A., which amounted to ThUS$11,760 and were paid in June 2012. This amount will be reimbursed if Enel Generación Perú S.A. obtains favorable rulings in the following claims it has subsequently filed:

i)	an administrative contentious claim before the Judicial System against TF’s ruling, filed in May 2012 (which would result in a total reimbursement of the taxes paid); and
ii)

a partial appeal against the recalculation that SUNAT performed according to TF’s ruling, on the basis that the recalculation was incorrect, filed in July 2012 (which would result in partial reimbursement of the taxes paid).

Judicial: In August 2013, Enel Generación Perú S.A. received notice of an unfavorable ruling with respect to claim i). Enel Generación Perú S.A. filed an annulment appeal against the ruling, since the resolution violated its motivation right and was untimely. In May 2015, Enel Generación Perú S.A. received notice of the Court of Appeal’s resolution which: (i) annulled the resolution from the Justice Department (“JD”) that rejected the demand petitions of Enel Generación Perú S.A.; (ii) declared the Claims previously rejected admitted; and (iii) ordered the JD to return to the stage of determination of the controversy points. In June 2015, Enel Generación Perú S.A. received notice from the JD that it had declared the Claims previously rejected admitted and that it had submitted to the attorney general’s office a request for the issuance of a new pronouncement (in Perú, when the government is engaged as a party in a judicial process, an attorney general designated by the Public Ministry must be involved, in order for him to be informed and to state an opinion regarding the controversy, which opinion is not binding on the judge or the court that must resolve the litigation). In November 2015, Enel Generación Perú S.A. presented its verbal report. In February, 2017, Enel Generación Perú S.A. was notified with a resolution declaring the company’s claim inadmissible, since the purpose of the SUNAT resolution was to execute a previous resolution (RTF N° 6686-4-2004), against which no action was brought and, therefore, no ruling can now be issued. In February, 2017, Enel Generación Perú filed an appeal, arguing that the Judicial System distorted the claims in the action. In January, 2018, the investigating judge’s decree was made known, specifying that the appealable sentence must be declared null because it did not rule on the subordinate claim set forth. The Court scheduled the Trial for March 7, 2018.

Administrative: In April, 2017, the TF issued a ruling against Enel Generación Perú, declaring the appeal against the calculation made by SUNAT to be inadmissible, in order to comply with the TF resolution (RTF 01516-4-2012), specifying that SUNAT has complied with the ruling made by TF. This appeal is now being discussed in the Judicial System.

For the 2000 to 2001 fiscal years: Enel Generación Perú S.A. paid ThUS$5,706 (€5 million) and made a provision of ThUS$1,141 (€1 million).

Judicial: In February, 2016, Enel Generación Perú S.A. brought an action in Judicial System against TF’s decision (Resolution 15281-8-2014), in order to partially revoke the criterion stipulated, where the TF stipulated that SUNAT had to apply what was resolved in the appeal regarding Income Tax for the 1999 tax year, omitting any other ruling. In the same month, Judicial System admitted the claim by Enel Generación Perú S.A. In March, 2016, TF and SUNAT answered the claim, which means that Judicial System must rule against Enel Generación Perú S.A., since the resolution “is not final”, because the TF did not rule on the concept under dispute. In March 2016, Enel Generación Perú S.A. was notified of the correction of the errors of procedure (Procedural Clearing Resolution). In June 2016, Enel Generación Perú S.A. was notified of the District Prosecutor’s Opinion of the Ministerio P. In the same month, Enel Generación Perú S.A. was required to provide verbal information. In September, 2016, it provided the verbal report.

Administrative: In November 2015, Enel Generación Perú S.A. was notified of Resolution No. 15281-8-2014, which declared that the TF had ruled with respect to the indicated appeal by annulling the resolution. SUNAT objected the loss deductions related to the financial derivative instruments. The TF ruling also revoked the objections related to the non-deductibility of depreciation of the non-accredited technical assistance services rendered to Generandes (now Enel Perú) and the financial interests accrued on the loans for the acquisition of treasury shares. It is important to note that, although the TF’s resolution revoked the objections related to the excess in depreciation of the revalued assets, it also stated that SUNAT shall apply what is resolved by Enel Generación Perú S.A.’s appeal of income taxes filed for the fiscal year 1999 (Exp. No. 10099 of 2012), which is still pending resolution.

In August, 2017, Enel Generación Perú S.A. was notified with a Compliance Resolution, issued considering the ruling of the TF for the 1999 period, whereby SUNAT proceeded to reliquidate the tax debt for the period 2000-2001. According to SUNAT, the restated tax debt of Enel Generación Perú S.A. was PS$ 220 million, for the concept of an annual income tax of 2000, the associated fine and payments to account for 2001. Likewise, the restated credits for the company were PS$ 22 million, for 2001 income tax. In September, 2017, Enel Generación Perú S.A. was notified with a Resolution, whereby SUNAT corrected the Compliance Resolution of August, 2017, specifying that it had applied an incorrect restatement factor to the liquidated tax debt, which meant that the liquidated tax debt according to SUNAT was PS$ 190 million, not PS$ 220 million.  In September, 2017, Enel Generación Perú S.A. filed an appeal against the above Compliance Resolution.

Judicial: In February 2016, Enel Generación Perú S.A. filed an appeal with the JD against the TF’s resolution (Resolution No. 15281-8-2014) in order to partially revoke the stated criterion, specifically the determination that SUNAT shall apply the decision related to the income tax for the fiscal year 1999 and avoid applying any other pronouncement. During the same month, the JD accepted Enel Generación Perú’s appeal. In March 2016, the TF and SUNAT answered the appeal, meaning that the JD must resolve against Enel Generación Perú S.A. because the resolution did not “cause status” as the TF did not rule on the claimed concept. Also, in March 2016, Edegel was notified of the procedural corrective measures (Resolution on Procedural Correction). In June 2016, Enel Generación Perú S.A. was notified of the JD’s District Attorney Opinion and was requested to provide a verbal report, which was presented in September 2016.

The 1999 administrative process has concluded. It is important to consider that the substance of the matter is being discussed in the judicial action brought by Enel Generación Perú S.A. The Judicial System is expected to rule on the appeal filed.

With regard to 2000 and 2001, the TF is expected to rule on the appeal filed against the Compliance Resolution issued by SUNAT waiting for the trial to take place. The Judicial System’s ruling on the appeal filed by Enel Generación Perú S.A. is pending. The amount involved in these proceedings is estimated to be approximately PS$174 million (approximately ThUS$53,620).

9.-  SUNAT rejected the commercial energy losses that Enel Distribución Perú S.A. (formerly named Edelnor) recognized from 2006 to 2010, equivalent to approximately 2% of the total purchases and self-generated energy, and questioned the cost of sales of that energy since the losses were generated from an energy theft not confirmed in a court of justice. SUNAT believes that the infeasibility of a legal action can only be demonstrated through a police report and a resolution, duly noted, issued by the General Attorney (Public Ministry) acknowledging, on a final or temporary basis, the filing of a criminal action for energy theft. TF has issued certain prior rulings stating that such resolution is necessary. The position of Enel Distribución Perú S.A. is that the law does not establish a specific mechanism on how to demonstrate the infeasibility of a legal action; therefore, it is plausible to present any available evidence that is appropriate and reasonable for this situation (free review of the evidence). Enel Distribución Perú S.A. presented expert reports prepared by specialized engineers, reports issued by the Electricity General Directorate (“DGE”) of the Ministry of Energy and Mining and certain other reports of OSINERGMIN to demonstrate that it was pointless to prosecute these crimes through legal actions, as the reports demonstrated that it was of no use to file an action and proceed to trial for a crime where the perpetrators, the exact time of occurrence of the theft, the specific location of the occurrence and the quantity stolen could not be identified. TF has allowed this type of accreditation in case of theft for water distribution companies (an entity similar to an electric distributor), but it has not indicated that the resolution issued by the General Attorney is the only admissible evidence to demonstrate the infeasibility of prosecution through legal action. The development of the process is as follows:

For the year 2006: TF ruled against Enel Distribución Perú’s appeal although it agreed to the position about the substance of the controversial matter. Thus, TF concluded that Enel Distribución Perú S.A. was not able to demonstrate the quantity of commercial losses attributable to the theft. Such conclusion is based on the fact that the commercial energy loss does not consist exclusively of stolen energy, but also of energy losses due to other reasons, such as incorrect meter readings, incorrect invoicing and incorrect estimates of physical losses. Due to the immediate execution of TF’s ruling, Enel Distribución Perú S.A. paid the entire amount of the debt to SUNAT ThUS$4,565 (€4 million). In 2013, Enel Distribución Perú S.A. filed an appeal to the JD against TF’s decision in order to revoke it and to request full deduction of the commercial energy loss, sustaining that: (i) in theory energy losses consist of the components previously indicated, and (ii) according to SUNAT’s own inspection performed in 2006, the total amount of the commercial loss was due to stolen energy. In June 2014, Enel Distribución Perú S.A. was notified of the findings of the District Attorney (Fiscal Resolution). In August 2014, Enel Distribución Perú S.A. presented a verbal report and final written arguments. In October 2014, Enel Distribución Perú S.A. was notified of the unfavorable resolution from the JD, and in November 2014, it filed an appeal. In June 2015, the court ruled to revoke the resolution and requested the issuance of a new resolution. In December 2015, Enel Distribución Perú S.A. was notified with a resolution, whereby Judicial System again ruled against it and the appeal was filed in the same month. In January, 2017, Enel Distribución Perú S.A. was notified of the Resolution whereby the Court issued a decree partially in favor of Enel Distribución Perú, ordering SUNAT to request supporting documentation to show the loss of commercial energy attributable to the theft. In January, 2017, both SUNAT and Enel Distribución Perú S.A. filed an appeal for annulment with the Supreme Court. In August, 2017, Enel Distribución Perú S.A. was informed that the appeal for annulment filed by the company was declared inadmissible and the one filed by SUNAT was declared admissible. In this regard, notification of the resolution specifying the mentionend above, and the appeal for annulment filed by SUNAT are pending.

For the years 2007 and 2008: Considering the outcome obtained in 2006 for the income tax, Enel Distribución Perú S.A. initiated a new defense strategy: (i) in theory, commercial energy losses could consist of errors in meter readings, invoicing and estimates of physical losses; (ii) since such losses are determined by “subtraction” (the energy entered in the system “less” energy supplied to customers and “less” the physical loss of energy”), the commercial energy loss might, in fact, be composed of such errors only in cases of understated meter readings, understated invoicing or understated estimates of physical losses; (iii) if no such errors exist, the quantity of commercial energy loss would only be made up of theft losses; (iv) during its inspection, SUNAT reviewed the invoicing and the report of physical losses without questioning or inquiring on them; therefore, at this point, the errors in invoicing or the errors in physical losses estimates cannot be argued by SUNAT as components of the commercial energy loss, (v) regarding the errors in meter readings, and taking into account that the electric energy distribution is a regulated business, the occurrence of this type of error is remote.

For the year 2007: Enel Distribución Perú S.A. presented evidence corroborating that a small portion of the loss was attributable to understated meter readings. Therefore, the commercial energy losses mainly consist of stolen energy (95%) and to a minor extent (5%) to an error in meter readings. Enel Distribución Perú S.A. presented a verbal report and filed its arguments. The appeal is still pending resolution by TF.

For the year 2008: Enel Distribución Perú S.A. presented evidence demonstrating an excess in measurement. Thus, the commercial energy losses are only originated from theft. For these two years, Enel Distribución Perú S.A. presented a verbal report to TF and filed its final written arguments. The appeal is pending resolution by TF.

For the year 2009: SUNAT rejected the deduction of the commercial energy losses based on the same reasons as prior years. In November 2013, Enel Distribución Perú S.A. filed a claim reiterating the reasons for considering as deductible the commercial energy losses and presented evidence that demonstrated that the energy losses mainly originated from theft (93%) and to a minor extent (7%) to errors in meter readings. In June 2014, the SUNAT requested detailed information about the calculation to determine the “standard energy loss”. In July 2014, Enel Distribución Perú S.A. responded to the request of SUNAT. In August 2014, Enel Distribución Perú S.A. received notice from SUNAT and a resolution ruling on its claim. In the resolution, SUNAT revoked the objection related to the commercial energy loss on the matter related to the standard energy loss and confirmed the part related to the excess of such quantity. In September 2014, Enel Distribución Perú S.A. paid PS$5.3 million (ThUS$1,633) related to the debt owed to SUNAT, and filed an appeal to with the TF, which is still pending resolution.

For the year 2010: SUNAT rejected the commercial energy loss deduction in the portion related to the excess over the standard energy loss. In July 2015, Enel Distribución Perú S.A. paid PS$5.1 million (ThUS$1,571) related to the debt owed to SUNAT, and filed a claim. In April 2016, Enel Distribución Perú S.A. was notified of SUNAT’s resolution sustaining the objections, in the same month it filed an appeal.

For the year 2011: SUNAT again objected to the commercial energy loss deduction in the portion related to the excess over the standard energy loss. In July 2016, Enel Distribución Perú S.A. paid PS$3.1 million (ThUS$955) related to the debt owed to SUNAT. In September 2016, Enel Distribución Perú S.A.was notified of a settlement for taxes and fines. In October 2016, Enel Distribución Perú S.A. filed a claim against taxes and fines. In June, 2017, Enel Distribución Perú S.A. received a resolution whereby SUNAT maintains the objections raised. In July, 2017, Enel Distribución Perú S.A. filed an appeal.

The following steps are:

For the year 2006, the court’s resolution on Enel Distribución Perú’s appeal is pending.

For the years 2007, 2008, 2009, 2010 and 2011, TF’s resolution is pending.

The amount involved in these proceedings is estimated to be approximately PS$78 million (approximately ThUS$24,036).

10.- In 1997, Enel Generación Perú S.A., Perené and Simsa entered into a joint venture agreement for the development of Yanango and Chimay power plants, and agreed to make a payment of US$13 million to Enel Generación Perú S.A. In 1998, Enel Generación Perú S.A. signed a contract with its parent company Generandes (now named Enel Perú) for supervision services for the construction of the power plants to be provided by the latter, agreeing to a payment of US$13 million to Enel Perú. In turn, Enel Perú signed contracts with its shareholders, Entergy Perú and Conosur, transferring to them its commitments with Enel Generación Perú S.A and agreeing to a payment of US$ 3 million for each party. SUNAT questioned this transaction: (i) in Enel Generación Perú S.A. for using as tax credit the VAT charged by Enel Perú; and (ii) in Enel Perú for treating expenses for the services provided by shareholders as tax deductible expenses and using as a tax credit the VAT charged by its shareholders. The position of SUNAT was that these transactions were not valid, because Enel Perú and its shareholders are a holding entity that does not have staff to provide such services. Supervision services were provided directly by Enel Generación Perú S.A. using its staff. The position of Enel Generación Perú S.A. was that TF already issued Resolution No. 15281-8-2014 with respect to Enel Generación Perú S.A.’s appeal related to its 2000-2001 income tax, the resolution stated that the technical assistance provided by Enel Perú qualified as non-existent. As a result of the direct implications of this statement is in this proceeding, the TF will issue a ruling against Enel Perú. In this regard, it is expected that TF will instruct SUNAT to recalculate the income tax of Enel Generación Perú S.A., taking into consideration that Enel Perú’s costs and revenues (invoices issued to Enel Generación Perú S.A.) are invalid. According to this expected new determination, the recalculation would result in an additional income tax that would exceed the amount already paid, but such excess would be offset by the VAT, and consequently, it would eliminate the contingency for this proceeding. On January 16, 2018, Enel Perú was notified with Resolution11180-5-2017, which confirmed the Resolution of the Intendency, whereby SUNAT declared the remedy of complaint filed to be without merit. In other words, Enel Perú was not considered to be right, with the administrative proceeding having been exhausted. We are evaluating the next actions to take, and it is highly probable that the above resolution will be challenged in the Judicial System via an admninistrative complaint. The amount involved in this proceeding is estimated to be approximately PS$86.36 million (approximately ThUS$26,613).

11.- On July 5, 2016, ElectroPerú filed an arbitration petition against Enel Generación Perú S.A. due to the existence of discrepancies related to the interpretation of certain technical aspects (capacity committed, initial date of the second stage of the contract, determination of the Base Gas Price) of an energy supply contract signed by the parties in 2003. Currently, an Arbitral Court has not yet been established. On June 4, 2017, Electroperú filed its lawsuit (there is a deadline until August 4, 2017, to present the answer to the claim and counterclaim).

.The amount involved in this proceeding is estimated to be approximately US$41.2 million. On the other hand, the discrepancies also contain claims from Enel Generación Perú S.A. against ElectroPerú for US$18.5 million. On June 4, 2017. Electroperú filed its lawsuit, and Enel Generación Perú filed its answer to the claim and counterclaim on August 4, 2017. On August 10, 2017, the arbitral court notified to Enel Generación Perú your settlement of arbitration expenses. On September 18, 2017, ElectroPerú presented its reply to the response to the lawsuit and counterclaim by Enel Generación Perú S.A. Currently it is pending that the arbitral court sets a date for the hearing which is expected to take place during the last week of June or the first week of July 2018.

b)	Litigation proceedings of Associates and Joint Ventures

Enel Brasil S.A. (formerly Endesa Brasil) and Subsidiaries

1.- The Brazilian IRS claims an alleged overstated payment of dividends by Enel Brasil S.A.. The Brazilian IRS claims that the total amortization of goodwill (greater value) recorded by Enel Brasil S.A. in 2009 in equity, should have been recorded against income. As a result, the accounting procedure performed was inadequate and resulted in a greater net income and consequently, a higher amount distributed as dividends. The alleged surplus in dividends was interpreted by the Brazilian IRS as payments to non-residents, which would be subject to a15% withholding tax. Enel Brasil S.A. responded that all the accounting procedures adopted by Enel Brasil S.A. were based on Enel Brasil’s interpretation and in accordance with Brazilian accounting standards (Brazilian GAAP), and confirmed by the external auditor and by a legal opinion from Souza Leão Advogados. In December 2014, Enel Brasil S.A. filed its defense in the administrative court. In July 2016, the tax authorities issued an unfavorable ruling against Enel Brasil S.A.. Enel Brasil S.A. will file an appeal to the second instance Administrative Court, and will use an expert opinion on the accounting entries recorded in 2009. The amount involved in this proceeding is estimated to be approximately R$272,897 million (approximately ThUS$82,518).

2.-In Brazil, Basilus PS$A Serviços, Empreendimentos e Participações (hereinafter “Basilus”) is the holder of the litigation rights that it acquired from the construction companies Mistral and CIVEL, which had a civil works contract with Centrais Elétricas Fluminense S.A. (“CELF”). This contract was terminated before CELF’s privatization process. Since CELF’s assets were transferred to Enel Distribución Rio S.A. (formerly named Ampla) during the privatization process, Basilus sued Enel Distribución Rio S.A. in 1998, arguing that the transfer of the referred assets was done in detriment of its rights. Enel Distribución Río S.A. only acquired assets from CELF, but is not its legal successor since CELF, a state-owned company, still exists and maintains its legal personality. Basilus demanded payment of pending invoices and contractual penalties for termination of the civil works contract. In March 2009, the court decided in favor of Basilus, and Enel Distribución Río S.A. and the State of Río de Janeiro filed the corresponding appeals. On December 15, 2009, the State Court accepted the appeal and overturned the lower court’s decision obtained by Basilus, in Enel Distribución Río S.A. favor. Basilus filed an appeal against the resolution, which was denied. In July 2010, Basilus filed an Appeal under the Court’s Regulations (Agravo Regimental) before the Superior Court of Justice of Brazil, which also rejected the appeal in August 2010. Seeking to overturn such decision, Basilus filed a Petition for Writ of Mandamus (Mandado de Seguranca), which was also rejected. In June 2011, Basilus filed an Appeal to Amendment of Judgement (Embargos de Declaração) in order to clarify a supposed omission by the Superior Court of Justice in the decision on the Petition for Writ of Mandamus, which was not accepted by the court. Against this decision, Basilus filed an Ordinary Appeal (Recurso Ordinario) before the Superior Court of Justice (in Brasilia). On March 28, 2012 the Reporting Justice decided the Ordinary Appeal in favor of Basilus. Enel Distribución Río S.A. and the State of Río de Janeiro filed an Appeal under Specific Court Regulations against the Reporting Justice’s decision, which was accepted by the First Court Room of the Superior Court of Justice on August 28, 2012, determining that the Ordinary Appeal of the Petition for Writ of Mandamus must be submitted to the decision by an en banc session and not by a single Reporting Justice. Basilus challenged the decision. The decision of August 28, 2012, was published on December 10, 2012, and the Appeal to Amendment of Judgment had been filed by Enel Distribución Río S.A.  and the State of Río de Janeiro to remedy the existing error in its publication, in order to avoid future divergence. Basilus filed its arguments and on May 27, 2013, the Appeal to Amendment of Judgment filed by Enel Distribución Río S.A. and the State of Río de Janeiro were accepted and the error corrected. On August 25, 2015, the appeal filed by Basilus was rejected. The decision was published on December 10, 2015, and Basilus filed an appeal to Amendment of Judgment. On March 3, 2016, the Superior Court of Justice began its judgement of the appeal and the first vote (Minister Rapporteur) was favorable to the appeal, resulting in the next Minister suspending its resolution to perform a detailed analysis of the arguments. The Superior Court issued an (three votes against two) unfavorable resolution to Enel Distribución Río S.A., which is subject to appeal. Consequently, the proceeding will return to the court of second instance (State Court of Río de Janeiro) and the appeal filed by Basilus in the original claim shall be ruled on. As specified, the claims made by Basilus have been rejected in the first and second instance. Procedural progress without any significant news since the last quarter. The amount of this proceeding is estimated at about R$ 1,529 million (about ThUS$482,638). On December 6, 2017, the state of Rio de Janeiro filed an extraordinary remedy against the decision. On December 18, 2017, Basilus filed its counterclaims to the remedy. The proceeding will be sent to the Federal Supreme Court– STF. The amount of this proceeding is about R$1,543 million (about ThUS$466,444).

3.-In December 2001, the Brazilian Federal Constitution was amended to apply the CONFINS tax (Contribuicao para o Financiamento da Seguridade Social), a tax levied on revenues, to electricity energy sales. The Constitution states that the changes on social contributions are effective 90 days after their publication. Enel Distribución Río S.A. started to pay this COFINS tax in April 2002. However, the Brazilian Internal Revenue Service notified Enel Distribución Río S.A. that the 90-day delay of entry into force is applied to statutory amendments, but are not applicable to constitutional amendments, which are effective immediately. In November 2007, the appeal filed before the Taxpayers Council (Consejo de Contribuyentes), the administrative appeals level, ruled against Enel Distribución Río S.A.. In October 2008, Enel Distribución Río S.A. filed a special appeal that was rejected. On December 30, 2013, Enel Distribución Río S.A. was notified of the decision to reject its position that the COFINS tax payments were not due for the period from December 2001 to March 2002 based on the Constitution providing that legislative changes are effective 90 days after their publication. Enel Distribución Río S.A. filed a judicial proceeding to obtain a certification of fiscal good standing in order to continue receiving public funds and was required to post a bond for the tax debt. Under the new standard on surety bonds published in March 2014, the bond amount must be 20% rather than the previous 30%, of the tax debt and the bond was reduced to €44 million. Enel Distribución Río S.A. submitted the new surety bond, complying with the new requirements. The Brazilian Treasury accepted the surety bond and granted the certification of fiscal good standing. The Brazilian Treasury submitted the fiscal execution and Enel Distribución Río S.A. opposed its defense in July 2014. It is not necessary to submit a new surety bond since the bond posted to obtain the certification of fiscal good standing can be used for this proceeding. There is a first instance ruling unfavorable to Enel Distribución Río S.A., which was published in August 2015. In the same month, Enel Distribución Río S.A. filed an appeal to the court of second instance. The amount involved in this case is estimated to be approximately R$161.42 million (approximately ThUS$48,797).

4.- Companhia Brasileira de Antibióticos (Cibran) filed suit against Enel Distribución Río S.A. in order to receive compensation for the loss of products and raw materials, and machinery breakdown, among other things that occurred as a consequence of poor service provided by Enel Distribución Río S.A. between 1987 and May 1994 and compensation for moral damages. This litigation is related to five other actions filed by Cibran against Enel Distribución Río S.A. based on power outages allegedly caused by Enel Distribución Río S.A. in the period from 1987 to 1994, 1994 to 1999 and part of 2002. The judge decided to conduct a single expert assessment of these various claims, which was in part adverse to Enel Distribución Río S.A.. Enel Distribución Río S.A. challenged such assessment and requested a new expert assessment. On September 5, 2013, the judge rejected the prior petition, whereupon Enel Distribución Río S.A. filed a Petition for Clarification of the Decision (Embargo de Aclaración) and subsequently a Special Appeal (Agravo de Instrumento), both of which were rejected by the court. Against the latter, Enel Distribución Río S.A. filed a Special Appeal before the Superior Court of Justice, which was unanimously accepted, therefore the claims from Cibran were rejected, since the judges understood that no causal relationship between the damages and Enel Distribución Río S.A.’s actions had been proved. Such resolution is subject to an appeal from Cibran. In September 2014, a first instance judgment in one of these proceedings ordered Enel Distribución Río S.A. to pay compensation of R$200,000 (approximately ThUS$60) for moral damages, in addition to the payment of material damages caused due to failures in supply of service, which have to be assessed by an expert in the sentence execution stage. Enel Distribución Río S.A. filed a Clarification Attachment against this ruling that was rejected. In December 2014, Enel Distribución Río S.A. filed an appeal. On September 21, 2016, the appeal was accepted, therefore the claims from Cibran were rejected since the judges understood that no causal relationship between the damages and Enel Distribución Río S.A.’s actions had been proved. On October 4, 2016, Cibran filed a Petition for Clarification of the Decision (Embargos de Aclaración) which was rejected. On December 16, 2016, Cibran filed a Special Appeal before the Superior Court of Justice, which is pending acceptance. On June 1, 2015, a judgement in another of the proceedings ordered Enel Distribución Río S.A. to pay moral damages of R$80,000 (approximately ThUS$24), in addition to material damages for Enel Distribución Río S.A’s failures in supply of service of R$95.5 million (approximately ThUS$28,985) (plus price-level restatement and interest). Enel Distribución Río S.A. filed a Petition for Clarification of the Decision (Embargos de Aclaración) against this judgement, which was rejected by the court. Enel Distribución Río S.A. has filed an appeal. There has not been any significant procedural progress in the last quarter. The other litigations are pending in term of the first appealable judgment.The total amount of these litigations is estimated to be about R$445 million (about ThUS$ 134,522).

5.-In August 1996, Enel Distribución Río S.A. obtained a favorable ruling granting it an exemption from paying the COFINS tax for the period prior to the 2001 amendment of the Brazilian Federal Constitution which expressly made electric power operations subject to the COFINS tax. Following the definite decision in favor of Enel Distribución Río S.A. issued in 2010, the Brazilian Treasury attempted to overturn the 1996 decision favorable to Enel Distribución Río S.A. through a rescission action. Enel Distribución Río S.A. refiled a suit originally filed in 1996 seeking a refund of its COFINS tax payments from April 1992 to June 1996, based on the favorable ruling in the first lawsuit described above. The suit seeking a refund of the COFINS tax had been suspended pending the resolution of the first lawsuit above. In June 2013, Enel Distribución Río S.A. received a favorable decision entitling it to a refund of its COFINS tax payments for the periods requested. The Brazilian Treasury appealed the decision. In October 2014, the Court of the State of Río de Janeiro ordered a new trial since it considered that the Brazilian Treasury did not have the opportunity to appear in the prior decision judgment. In May 2015, the Brazilian Treasury presented its final plea and in July 2015 a new favorable first instance ruling entitling Enel Distribución Río S.A. to a refund of its COFINS tax payments made from 1992 to 1996 was issued. In August 2015, the tax authorities filed an appeal with the Court of the State of Río de Janeiro. In July 2016, a favorable second instance ruling was issued, confirming Enel Distribución Río S.A.’s entitlement to a refund of its COFINS tax payments made from 1992 to 1996. The tax authorities filed an appeal at the same court to clarify the criteria used by the Court to determine the loss of the appeal. Subsequent to resolution of the appeal, the tax authorities can still file an appeal before both Supreme Courts (Superior Court of Justice and Supreme Federal Court) to discuss the right to the refund. In order to finalize the tax litigation, Enel Distribución Rio withdrew the appeal (regarding the lawyers’ fees that the tax authorities should pay because they lost the litigation) with the idea to obtain a final decision and start the procedure to recover the improperly paid tax credit. The legal proceeding was closed and the Enel Generación Río recorded the credit in its Financial Statements. Enel Distribución Rio will present an administrative requirement with the Tax Authorities to offset this credit with the current payments of PIS and COFINS. This authorization is estimated to be obtained in the second quarter of  2018 and, after this, the Enel Generación Río will start the compensation process. The amount involverd in this proceeding is estimated to be approximately R$ 193.27 million (approximately ThUS$58,425).

.

6.- The Trade Union of Niterói, representing 2,841 employees, filed a labor claim against Enel Distribución Río S.A., requesting the payment of salary differences of 26.05% retroactive to February 1989, pursuant to the Economic Plan instituted by Law Decree No. 2,335/87. In the court of first instance, the decision was partially unfavorable for Enel Distribución Río S.A.The court ordered payment of the salary differences requested retroactive to February 1, 1989, and legal fees of 15% of such amount. Enel Distribución Río S.A. filed several appeals, among them an Extraordinary Appeal which is currently pending. A mandatory mediation was unsuccessful. In parallel, Enel Distribución Río S.A. has filed a motion for Advanced Dismissal of Enforcement (Exceção de Pré-Executividade) based on the jurisprudence of the Federal Supreme Court, which has previously declared the non-existence of a right acquired on the Unidade de Referência de Preços (URP) readjustment of Law Decree No. 2,335/87. In addition, Enel Distribución Río S.A. alleged the exception of the payment for these readjustments and, alternatively, requested the limitation of this readjustment using October 1989 salaries as a baseline. In the court of first instance, Enel Distribución Río S.A. obtained the declaration of unenforceability of legal title, against which the applicant filed an appeal (Agravo de Petição). The decision was partly favorable regarding the exception of payment, but not regarding the limitation of the salary differences, using October 1989 salaries as a baseline. On September 10, 2014, the court rejected the Special Appeals (Agravo de Instrumento) presented by both parties, who filed a Petition for Clarification of the Decision (Embargos de Aclaración) against this judgment. In June 2015, Enel Distribución Río S.A. presented its arguments to the Court regarding the Extraordinary Appeal filed by the Union, which were rejected by the Court. On December 16, 2015, the Extraordinary Appeal was submitted to the Federal Superior Court of Law for its judgment. On August 29, 2016, a resolution was issued to suspend execution of the sentence. In December 2016, the resolution of the Extraordinary Appeal was unfavorable to Enel Distribución Río S.A., with the Federal Supreme Court resolving in favor of the Trade Union, declaring that Enel Distribución Río S.A. owes the amount of the salary differences (URP) for the period February, 1989 to October, 1989. We are waiting for publication of the failure to be able to file the respective appeal. Enel Distribución Río has filed a petition for clarification of the decision. The total amount of this litigation is about R$85.3 million (about ThUS$26,925). There has been procedural progress with no significant development in the last quarter.

7. - In order to fund the purchase of Enel Distribución Ceará S.A. (formerly Coelce) in 1998, Enel Distribución Río S.A. issued long-term debt abroad through securities called Fixed Rate Notes (FRNs) which were governed by a special tax regime whereby interest payments received by non-resident holders were exempt from taxation in Brazil, as long as the debt was issued with a minimum maturity of 8 years. In 2005, the Brazilian Internal Revenue Service (responsible for tax collection and compliance with tax laws) IRS notified Enel Distribución Río S.A. the special tax regime did not apply based on its understanding that prepayments were made before the stated maturity, due to the fact that Enel Distribución Río S.A. had received financing in Brazil which was allocated to repay the FRN holders. Enel Distribución Río S.A. argues that these two transactions are independent and legally valid. The non-application of the special tax regime means that Enel Distribución Río S.A. would have failed to comply with its obligation to retain the tax and to record it as interest payments made to non-resident holders. The tax resolution was appealed and in 2007 the Taxpayers Council (Consejo de Contribuyentes), the administrative appeals level, annulled it. However, the Brazilian IRS contested this decision before the Superior Chamber of Fiscal Resources (Cámara Superior de Recursos Fiscales), the final administrative appeals level, and on November 6, 2012, it ruled against Enel Distribución Río S.A.. The decision was notified to Enel Distribución Río S.A. on December 21, 2012. On December 28, 2012, Enel Distribución Río S.A. filed a Petition for Clarification of the Decision (Embargo de Aclaración) before the Superior Chamber of Fiscal Resources in order to obtain a final resolution regarding contradictory points of the decision and to incorporate in it the relevant defense arguments that were omitted. The petition was denied. As a consequence, Enel Distribución Río S.A. filed a judicial proceeding to obtain a certification of fiscal good standing in order to continue receiving public funds. Enel Distribución Río S.A. was required to post a bond for the tax debt. Under the new standard on surety bonds published in March 2014, the bond amount must be 20%, rather than the previous 30%, of the tax debt. . Enel Distribución Río S.A. submitted the new surety bond, complying with the new requirements. The Brazilian Treasury accepted the surety bond and granted the certification of fiscal good standing. The Brazilian Treasury submitted the fiscal execution and Enel Distribución Río S.A. opposed its defense on June 27, 2014. It is not necessary to submit a new surety bond since the bond posted to obtain the certification of fiscal good standing can be used for this proceeding. A legal investigation will be carried out by an expert designated by the judge. As of December 2017, the judicial investigation of the expert was initiated, which could take 60 days and the company must present the documents. A first instance resolution is expected upon investigation by the expert to be designated by the judge. The amount involved in this case is estimated to be approximately R$1,232 million (approximately ThUS$372,430).

8.- The State of Rio de Janeiro filed complaints against Enel Distribución Río S.A. for the periods 1996 to 1999 and 2007 to 2014, as a result of considering the Imposto sobre Circulação de Mercadorias e Prestações de Serviços (ICMS) calculation for the acquisition of fixed assets to be incorrect. Specifically, the State of Rio de Janeiro believes that Enel Distribución Río S.A. does not have all necessary supporting documentation and that the fixes assets were not used for electric energy generation and distribution activities. In its defense, Enel Distribución Río S.A. states that (i) the corresponding legislation does not specify the different types of fixed assets that could be used for ICMS credit purposes; and (ii) such fixed assets are related to the main activity of the companies, even if they are used at the offices and administrative premises. It also intends to compare the credits with the purchase invoices. Enel Distribución Río S.A. filed its administrative and judicial defense in all the processes. Certain administrative process rulings were favorable to Enel Distribución Río S.A. and appeals were filed for the others, which are pending resolution. The favorable ruling confirmed the right of Enel Distribución Río S.A. to use the ICMS credit for the assets acquired for the period from 2007 to 2012. The final decisions are pending. There are three tax proceedings that must be decided in the second administrative instance. There are two tax proceedings that must be decided by the third administrative instance. There are 6 tax proceedings that must be decided by the first administrative instance. There are 5 tax proceedings that have been decided against the company, with the definitively discussion and concluding in the Administrative Court. The administrative authorities presented a collection action against the company. The company submitted a guarantee and will defend itself against the collection actions. Enel Distribución Río will continue with its administrative and judicial defense. The amount involved in this proceeding is estimated to be approximately R$118 million (approximately ThUS$35,671).

9. -   In October 2009, Tractebel Energía S.A. sued Enel CIEN S.A. (formerly named CIEN S.A.) claiming an alleged breach of the contract “Purchase & Sale Agreement for 300MW of Firm Capacity and associated Energy originating from Argentina” signed in 1999 between Enel CIEN S.A. and Tractebel Energía (formerly named Centrais Geradoras do Sul do Brasil S.A). Tractebel Energía requested the court to order Enel CIEN S.A. to pay a rescission penalty of R$117.7 million (approximately ThUS$35,580) plus other fines due to unavailability of energy. The breach allegedly occurred due to a failure by Enel CIEN S.A. to ensure sufficient capacity as contracted with Tractebel Energía under the 20-year term contract, such insufficiency allegedly took place as of March 2005. In May 2010, Tractebel Energía notified Enel CIEN S.A. via a written statement, but not judicially, its intention to exercise step-in rights of Line I (30%).The proceeding is currently at the first instance. Enel CIEN S.A. petitioned to join this proceeding with the lawsuit filed by it against Tractebel Energía in 2001, which involves a dispute relative to exchange rates and tax issues. The petition to join both proceedings was rejected by the court. Subsequently, Enel CIEN S.A. filed a request to suspend the proceeding for 180 days in order to avoid potentially divergent decisions. The court ordered the suspension of proceedings for one year pending the outcome of the other lawsuit of Enel CIEN S.A. against Tractebel Energía. The court issued a resolution extending this suspension until July 9, 2015. As of the reporting date of these consolidated financial statements.the proceeding has not had any developments. There has been procedural progress with no significant developments in the last quarter.

10.-   In 2010, Furnas Centrais Eletricas S.A. filed a suit against Enel CIEN S.A., based on Enel CIEN’s alleged breach of the contract “Firm Capacity Purchase with associated Energy” for the purchase of 700 MW of firm capacity with related energy originating from Argentina, which was signed in 1998 for a 20-year term effective in June 2000. In its claim, Furnas requested a compensation of R$520.8 million (approximately ThUS$ 157,436) corresponding to a rescission penalty included in the contract, plus adjustments and default interests, from the date of filing of the claim until actual payment. Furnas also requested for additional penalties based on the lack of availability of the “firm power and related energy” and for other damages to be determined upon the final decision. The first trial judgment denied the claims of Furnas for Enel CIEN’s responsibility for breach of its contractual obligations. The Court recognized the existence of force majeure because of the energy crisis in Argentina. The claimant filed an appeal against this sentence. In July 2015, Enel CIEN S.A. presented its arguments to the Court regarding the appeal filed by Furnas. Moreover, regarding the foreign language documents presented by Enel CIEN S.A., the judge of first instance determined that those documents would be excluded from the lawsuit, which decision was confirmed by the 12th Civil Section of the State Court. Enel CIEN S.A. has filed a Special Appeal (Recurso Especial) against this decision, which will be decided by the Superior Court of Justice. In addition to the foregoing, Enel CIEN S.A. received a notice from Furnas, not at the judicial headquarters, indicating that in case of rescission due to Enel CIEN’s breach, Furnas would have the right to acquire 70% of Line I. On August 2, 2017, the examining judge requested a date for the judgment of the appeal of Furnas which has still not been set. There has been procedural progress wihthout any significant development in the last quarter

11.- In 1982 under the framework of an electricity supply network expansion in Brazilian rural areas, which was financed principally by international development banks (IDBs), the then-state-owned Enel Distribución Ceará S.A. (formerly Coelce) signed contracts with 13 cooperatives at the request of the Brazilian government and the IDBs to implement this project. Under the contracts, Coelce operated and maintained the assets and paid a monthly fee, which was price-level restated for inflation. These contracts were of indefinite length and failed to clearly identify the networks that were under their scope due the public nature of Coelce and the fact that they were often repaired, creating confusion between the assets that were operated and maintained by Enel Distribución Ceará S.A., and the assets that were owned by it. From 1982 until June 1995 Enel Distribución Ceará S.A. regularly paid rent for the use of the electric system to cooperatives, adjusted monthly by the relevant rate of inflation. However, from June 1995, Enel Distribución Ceará S.A., while it was still state-owned, decided not to continue adjusting the payments for inflation. In 1998 Enel Distribución Ceará S.A. was privatized and acquired by the Group, and continued to pay rent to the network cooperatives in the same manner as before its privatization, that is, without adjusting the rent for inflation. As a consequence, some of these cooperatives have brought legal action against Enel Distribución Ceará S.A, including the two actions initiated by Cooperativa de Eletrificacao Rural do V do Acarau Ltda (Coperva) and other action initiated by Cooperativa de Energia Telefonia e Desenvolvimento Rural do Sertão Central Ltda. (Coerce) and Cooperativa de Energia Telefonia e Desenvolvimento (Coperca). Enel Distribución Ceará S.A.’s defense is basically grounded on the argument that the adjustment is not applicable, since the assets lacked value due to their much extended useful lives, taking into consideration their depreciation; or, alternatively, if the assets were deemed to have any value, it would be very low since Enel Distribución Ceará S.A. performed their replacement, extension and maintenance. The total amount involved in this litigation is approximately R$202.9 million (approximately ThUS$61,336).

In one of the actions initiated by Coperva, an expert evaluation of the issue was requested, which Enel Distribución Ceará S.A. claimed there were technical inconsistencies therein and requested a new evaluation to be conducted, but the court denied the claim and ruled the “anticipated execution of the decision”, which entails the preliminary determination of the adjusted monthly payments Enel Distribución Ceará S.A. should have made and ordering the immediate payment of the difference between such adjusted values and the values Enel Distribución Ceará S.A. actually paid. An appeal has been filed and a precautionary measure has been obtained in favor of Enel Distribución Ceará S.A., staying the anticipated execution of the decision. On April 7, 2014 a court of first instance denied Coperva’s claims. Coperva filed an appeal which was rejected. Coperva filed a Petition for Clarification of the Decision (Embargos de Aclaración) which was rejected on January 11, 2016. On February 3, 2016, Coperva filed a Special Appeal to the Superior Court of Justice. As of the date of these financial statements, the proceeding has not moved forward.

On the other hand, in relation to the claim filed by Coperca related to a review action in 2007, through which Coperca is attempting to readjust the lease value of its distribution lines (in the central region of the State of Ceará), to be calculated at 1% of the value of the asset leased, estimated by Coperca to be at R$15.6 million (approximately ThUS$ 4,735). This proceeding is in a first instance and has not yet started the evidence presenting stage. The amount involved in this proceeding is estimated to be approximately R$105.7 million (approximately ThUS$31,952). In Coerce’s case, the review action was filed in 2006 and Coerce is attempting to readjust the lease value of its distribution lines (in the central region of the State of Ceará), to be calculated at 2% of the value of the asset leased. The amount involved in this proceeding is approximately R$ 121.7 million (approximately ThUS$36,789). This proceeding, as well as the one for Coperca, has not been advanced by the plaintiff and both are in their first instance.

12.- In February 2004, two Brazilian taxes, Contribuição para o Financiamento da Seguridade Social (“COFINS”) and Programas de Integração Social (“PIS”) were amended from an accrued regime (rate of 3.65% without credit deduction) to a non-accrued regime (9.25% with credit). According to legislation, long-term assets and service supply agreements performed before October 31, 2003, under “predetermined price” could remain in the accrued regime. Endesa Fortaleza had entered into energy purchase agreements that complied with the requirements, and as a result, the revenues for such agreements were initially taxed under the accrued regime, which is more advantageous. In November 2004, an administrative order was released which defines the concept of “predetermined price”. According to it, CGTF (Endesa Fortaleza) agreements must be subject to the non-accrued regime. In November 2005, a new Law clarified the “predetermined price” concept. On the basis of the 2005 legislation, the regime that should be applied to the agreements was the accrued regimen (more advantageous). The ANEEL issued a (Administrative Law) Technical Note indicating that the agreements entered into by virtue of its standards and with its approval comply with the legislative requirement. PIS and COFINS tax paid in excess under the non-accrued regime by Endesa Fortaleza and Enel CIEN S.A. between November 2004 and November 2005 generate tax credits which were used to pay other taxes due. Nevertheless, in 2009 the tax authorities rejected the compensation procedures. In February 2007, the Brazilian tax authorities audited Endesa Fortaleza regarding the payment of PIS/COFINS tax during December 2003 and from February 2004 to November 2004. The audit resulted in a claim alleging differences between the amounts stated in Endesa Fortaleza’s annual tax return (where the PIS/COFINS tax amounts were reported under the new non-accrued regime) and the amounts stated in monthly tax returns (where the amounts due were reported under an older accrual system). Endesa Fortaleza filed an appeal to the second instance administrative court which was unfavorable and confirmed the first instance resolution. Endesa Fortaleza filed an appeal with the Superior Chamber of Fiscal Resources, which is pending resolution. In relation to the other proceedings against CGTF, these were favorably ruled on and the tax authorities filed appeals before the Superior Chamber of Fiscal Resources. Based on the administrative defense put forth by Endesa Fortaleza, the Superior Chamber of Fiscal Resources ruled in favor of Endesa Fortaleza, definitively concluding the discussion. CGTF will continue presenting its administrative and judicial defense in the pending processes. The amount involved in this proceeding is estimated to be approximately R$84 million (approximately ThUS$25,393).

13 Enel Distribución Ceará S.A. (formerly Coelce) bills “low income” consumers with a social discount that determines a final rate called “baja renta” (low income). The State of Ceará compensates Enel Distribución Ceará S.A. for this discount as a state subsidy. The ICMS (a tax similar to the Chilean Value Added Tax) is transferred (deducted) by Enel Distribución Ceará S.A. over the amount of the normal rate (without the discount). On the other hand, the State of Ceará establishes that the ICMS does not apply to billings that fluctuate between 0 and 140 kW/h. Also, Enel Distribución Ceará S.A., in order to calculate the ICMS deductible amount in reference to the total ICMS supported in energy purchases must apply the “pro rata” rule, which uses the percentage that represents revenues subject to ICMS over the total income (whether or not subject to ICMS). Enel Distribución Ceará S.A. considers, for the purpose of its inclusion in the pro rata denominator, that the revenue not subject to ICM is the result of applying the end sales price of energy (price after the subsidy is discounted) and the Brazilian IRS holds that the income not subject to ICMS is the price of the normal rate (without discounting the subsidy). The Brazilian IRS’s position implies a lower ICMS deduction percentage. The Brazilian Treasury’s view is that the “ICMS pro rata” calculation should be based on the normal rate value in “low income” energy sales cases, instead of the reduced rate that Enel Distribución Ceará S.A. uses. The Brazilian Treasury’s criteria results in a greater ICMS non-recoverable percentage, which results in a higher ICMS payable. Enel Distribución Ceará S.A. argues that its calculation is correct, since it must be used in the “ICMS pro rata” calculation, reducing the value of the ICMS rate since that is the accurate value of the energy sales transaction (the ICMS’s base is the transaction value of the merchandise sold). In reference to the claims for the years 2005 and 2006, the rulings were unfavorable to Enel Distribución Ceará S.A.. In reference to the claims for the years 2007, 2008 and 2009, the rulings were unfavorable to Enel Distribución Ceará S.A. but some of them resulted in a reduction of the amounts due to expiration. Enel Distribución Ceará S.A. filed legal claims in order to ensure its certification of a regular tax status, which will allow it to continue receiving public funding, having previously guaranteed its tax debt. The State of Ceará filed Fiscal Executions (legal collection procedures) for the years 2005, 2006, 2007, 2008 and 2009, and Enel Distribución Ceará S.A. will file its first instance administrative defense. In reference to the claims for the years 2010 and 2011, the complaints were received in January 2015 and January 2016, respectively, and Enel Distribución Ceará S.A. filed its first instance administrative defense. The first instance administrative rulings were unfavorable to Enel Distribución Ceará S.A. On July 27, 2016, Enel Distribución Ceará S.A. filed appeals before the administrative second instance for the year 2010, and on August 15, 2016, for the year 2011. The second instance administrative rulings issued on December 7 and December 8, 2016, respectively, for the years 2010 and 2011, were unfavorable to Enel Distribución Ceará S.A.. Consequently, the fiscal executions for the years 2005 to 2011 were also unfavorable to Enel Distribución Ceará S.A., which has given bank guarantees to obtain the Certificado de Regularidad Tributaria (Certificate of Regular Tax Status). The State of Ceará presented its corresponding collection procedure. Enel Distribución Ceará S.A. will file its first instance administrative defense. The State of Ceará raised new proceedings for the same concept for 2012. Enel Distribución Ceará S.A. presented its defense in the first administrative instance. The next actions are to continue with the defense of the judicial processes. The amount of these litigations is estimated to be approximately R$157 million (approximately ThUS$47,460).

14.- The State of Ceará filed complaints against Enel Distribución Ceará S.A. for the periods 2003, and 2004 to 2010, since it considered that the ICMS calculation for the acquisition of fixed assets was incorrect. Specifically, the State of Ceará states that Enel Distribución Ceará S.A. does not have all the necessary supporting documents and that certain fixed assets were not used for the activity of electric energy production or distribution. In its defense, Enel Distribución Ceará S.A. explained that (i) the relevant legislation does not specify the different types of fixed assets that could be used for the ICMS credit purposes; and (ii) such fixed assets are related to the main activity of the companies, even if they are used at the offices and administrative premises. It also intends to compare the credits with the purchase invoices. Enel Distribución Ceará S.A. filed its administrative defense in all administrative processes and is awaiting final resolutions. There are three tax proceedings that must be decided in the second administrative instance. There are two tax proceedings that must be decided by the third administrative instance. There are six tax proceedings that must be decided by the first administrative instance. There are five tax proceedings that have been decided against the company, with the definitively discussion and conclution in the Administrative Court. The administrative authorities presented a collection action against the company. The company submitted a guarantee and will defend itself against the collection action. Enel Distribución Ceará will continue with its administrative and judicial defense. The amount of this litigation is estimated at approximately R$155 million (approximately ThUS$46,856).

15.- In July 2016, three public civil actions were initiated against Enel Distribución Ceará S.A. and ANEEL, questioning the percentage of tariff adjustment of Enel Distribución Ceará S.A., and in particular, the difference between the rate of adjustment and the inflation rate. The plaintiffs in each action are (i) Procon de Fortaleza, (ii) the Instituto Brasileiro de Defesa do Consumidor (Institute for Consumer Protection) and, (iii) jointly, the Defensoría Pública, the Comité de Protección de los Consumidores-Asamblea Legislativa de Ceará, and the Comité de Defensa y Protección de los Consumidores. The actions initiated by (i) and (ii) are in the initial stages of discussion, and the preliminary (precautionary) measures requested by the plaintiffs were rejected. In the case of action (ii), after Enel Distribución Ceará S.A.’s request, the decision was transferred from the State Court to Federal Court, as well as for the inclusion of ANEEL in the lawsuit. The precautionary measure requested by the plaintiff was rejected. In relation to action (iii), the precautionary measures requested were also rejected, and in addition a resolution was issued on September 6, 2016, rejecting the claim of these institutions. On October 27, 2016, the institutions filed an appeal which was responded to by Enel Distribución Ceará S.A. on November 25, 2016. The court has not issued a resolution on the matter. The amount involved in these proceedings is undetermined. There has been procedural progress without any significant development in the last quarter.

16.- In 2016, the Instituto Brasileiro de Defesa do Consumidor (“IPEDC”) filed a public civil action against Enel Distribución Ceará S.A., alleging improper incorporation of energy theft losses as a component of tariff charged by energy distributors. In summary, the IPEDC claims that consumers should not pay for energy theft losses and it is responsibility of the distribution companies to take the necessary actions to reduce it, as it is a risk of the business. Enel Distribución Ceará S.A.’s defense is based on the argument that the adjustment in the tariff related to energy theft losses is as defined in the regulations. It also argues that ANEEL, through its tariff rules, does not make sufficient investments to reduce energy theft and does not have the structure to take the necessary actions to fight such crime. An unfavorable decision for Enel Distribución Ceará S.A. would lead to the reimbursement of the amounts improperly charged to consumers, possibly implemented through tariff reviews.  The claim is at the preliminary stage and a conciliation hearing was scheduled for March 3, 2017. In addition, Enel Distribución Ceará S.A. has requested to include ANEEL in the claim, which might result in transferring the decision from State Court to Federal Court. The reconciliation hearing was not held on March 7, 2017, due to the absence of IPEDC. Enel Distribución Ceará S.A. has presented its defense, and also the petition to include ANEEL, on which to date the judge has not ruled. There has been procedural progress without any significant development in the last quarter. The amount involved in this proceeding is estimated to be approximately R$ 521.8 million (approximately ThUS$157,738).

17.- Compañía Eléctrica CELG   was audited by the Brazilian tax authorities due to its position on the exclusion of ICMS amounts from the corporate tax base (PIS / COFINS). The company excluded the ICMS before a final decision, as a result of which, the Brazilian Tax Administration issued four tax proceedings against Compañía Eléctrica CELG, arguing that the exclusion was not allowed. In March 2017, the Supreme Court ruled in favor of the taxpayer in another litigation, which is applicable to similar cases, such as the case in question. The tax authorities are likely to appeal to the Supreme Court. The only possible argument of the tax authority is that, after the judgment, there will be a negative impact on public finances and this may influence the analysis of the Supreme Court on the applicability of the decision issued in March 2017 for other taxpayers. The position of the company is that the ICMS is not income and, therefore, it is not a tax base for the purpose of PIS / COFINS, because this income is income of the State, only collected by the companies. The claim was filed in 2003. In 2007, the Court of Brasilia, the second judicial level, ruled in favor of Compañía Eléctrica CELG, declaring the right of Compañía Eléctrica CELG to pay the PIS and COFINS excluding the ICMS from the base. In 2008, the Tax Administration appealed to the Superior Court. The Superior Court suspended the Compañía Eléctrica CELG litigation until a final decision on the matter before the Supreme Court. The lawsuit must be judged by the Superior Court. The tax authorities filed an appeal to clarify some points in the Supreme Court case and establish appropriately the period in which the decision will be applied to all taxpayers. In the specific litigation of Compañía Eléctrica CELG (for the period from January 2004 to September 2005), Compañía Eléctrica CELG obtained a favorable decision that determined the cancellation of the tax proceedings.  Both Compañía Eléctrica CELG and the tax authorities presented an appeals in order to clarify certain points of the decision. The final decision of the Supreme Court in the main case must be awaited to see if it applies to the specific case of Compañía Eléctrica CELG. The amount involved in the proceeding is approximately R$ 515 million (approximately ThUS$ 155,683).

18.- In order to regularize the debt of the energy bils acquired from FURNAS in the period between 2000 and 2003, on December 12, 2003, CELG signed a Confession of Indebtedness Agreement with FURNAS and the monthly payment of the same corresponded to 2.56% of its income (Gross Operating Revenue). Due to the serious financial position of CELG on April 24, 2012, a shareholders and management agreement between the State of Goiás and Eletrobrás was signed and some emergency measures were adopted, mainly in the financial sphere, but the payments in question were not affected. Although FURNAS did not accept any change in the agreed charges, it still radically altered the position unilaterally over eight (8) years of validity of the aforementioned instrument, without any justification, understanding that the debt should have increased with interest of 1% per month after the payment of the first tranche, unlike the reduced interest of 0.72% provided for in the agreement and consensually applied. This has resulted in a difference in the debt (while CELG D considered it owed about R$ 70 million, FURNAS considered R$ 261.4 million). CELG has presented a claim to reject the threats of restrictions for CELG in front of the regulator (ANEEL) and the collection of the alleged residual balance of R$ 207,159,706.21 (ThUS$ 65,391) as of March 15, 2013. On November 4, 2013, the precautionary and main proceedings have been filed and the judge issued a precautionary decision to prohibit any FURNAS action for the purpose of imposing restrictions on CELG. In August 2015, an appealable judgment favorable to CELG was issued to declare the collection made by FURNAS illegal and the debt of CELG with FURNAS were removed. FURNAS has filed appeals to the Court of Justice of Rio de Janeiro against the judgment, but it has done so after the legal deadline. The justification for FURNAS is that its employees were on strike and due to that situation its procedural deadlines should be suspended for the entire duration of the strike. The president of the Court of Justice has accepted the reasons of FURNAS. CELG has appealed to the Court of Justice against the decision of its president, which was rejected; however, CELG has filed a new appeal with the Superior Court of Justice (SCJ), which to date has not expressed an opinion. Currently, the appeal of FURNAS is pending trial by the Court of Justice and the appeal of CELG against the acceptance of the aforementioned appeal is pending trial in the Superior Court of Justice. If the decision of the Superior Court of Justice was to accept the appeal of CELG, the appeal of FURNAS shall be considered inadmissible and the appealable judgment favorable to CELG shall be final.

19.- In 2012 CELG has submitted a request for a rate review to ANEEL, obtaining the its statement of regularity, but the request has not been accepted in the required terms. In its position, the regulator has not considered all the variations of the costs related to "part A" of the rate (for example non-management costs for the company and purchase of energy) in the period from 2007 to 2011, a period in which CELG was left without any rate adjustment. The requests made in the claim are: a) to adjust the 2012 rate considering the costs as variations of the costs related to "part A" in the period from 2006 to 2012; b) alternatively, the payment of compensation by the Federal Government through the assets of a sectoral management fund (CDE). On December 3, 2014, an appealable judgment was issued against to CELG. CELG has filed an appeal with the Federal Regional Court of the 1st region, which was answered by ANEEL and the Federal Government, and the same is pending to trial. The State of Goiás went on to be a party to the lawsuit, filing an appeal to the Federal Regional Court, as "an interested third party". The claim is with the judge rapporteur (debtor rapporteur) to pronounce a judgment.

20.- In 1993, the defendants (CELG, Goiana Association of Municipalities, State of Goiás and Banco de Goiás) signed an agreement for the payment of debts of the municipalities with CELG through the receipt of ICMS (VAT) quotas that the state should transfer to the municipalities. CELG received the first trials in 2001 and at that time the illegality of the agreement has been verified by the Supreme Federal Court, due to the absence of participation of the municipalities in the process of the agreement. In September 2004, CELG signed an agreement with 23 municipalities. Between 2007 and 2008, CELG received several claims for collection of the amounts that it had already received by reason of the agreement. Currently, there are 113 claims. The position of CELG is that, in spite of the nullity of the agreement, the services have been effectively provided and that the debt paid was regular, that is why the request to return the amounts should not be accepted. The amounts currently involved in the litigation is € 389,696,165 (ThUS$ 460,075), with a budget of € 19,403,887 (ThUS$ 22,908).

21.- PSOL (a political party that opposes the current government of the State of Goiás) has presented a direct action of unconstitutionality against Law No. 19,473 / 2016 from the state of Goiás. Law No. 19,473 of November 3, 2016 created the state policy for maintenance, improvement and expansion of the electric power supply in the State of Goiás. In relation to CELG, the aforementioned law established that the amounts owed by CELG to the State of Goiás in relation to the ICMS (VAT) may be offset by the obligations arising from the administrative and judicial contentious liabilities, although not deeded, from that derived from decisions of administrative authorities so that is not a possibility of appeal, as well as of firm judicial decisions and/or judicial or extrajudicial agreements judicially approved, events generated that have occurred until January 27, 2015 will be the responsibility of the State of Goiás. PSOL claims that the law in question directly violates the Brazilian Federal Constitution affecting the rights of municipalities and civil society, and also it will decrease the financial income of the State of Goiás and consequently the investments for their benefit. In addition, PSOL claims that the tax benefit in question will reduce investments in health and education, which are mandatory legal expenses. In summary, PSOL requires: a) the suspension of the effectiveness of Law No. 19.473 / 2016 of the State of Goiás; and b) at the end, the declaration of the unconstitutionality of the Law. Judge Gilmar Mendes, the judge rapporteur of the litigation, will dictate the first vote in the trial. On February 2, 2017 the precautionary request was rejected. Assembly of the State of Goiás and the Federal Government presented a favorable argument to the constitutionality of the Law. On May 22, 2017 the Federal Government requested its participation in the trial as amicus curiae. On August 15, 2017 FGR - General Prosecutor's Office of the Republic (Procuradoria Geral de República - PGR) has presented its opinion in favor of declaration of unconstitutionality of Article 2, caput, of Law 19,473 / 2016, of the State of Goiás, about the granting of VAT credits (ICMS) to other companies, which is not CELG. We believe that the argument of the Prosecutor's Office is favorable to CELG. On August 31, 2017, State of Goiás has present a petition defending the constitutionality of the entire Law. The litigation is with the judge rapporteur to issue a decision.

22.- Throughout 2016, various people (directly or indirectly involved with political issues - Heliomar Palhares Pedrosa ("Heliomar"), a trade unionist, Roberto Requião de Melo e Silva ("Roberto"), a senator from the Republic;  Luiz Lindbergh Farias Filho ("Luiz"), a senator from the Republic, and Jesus Divino Barbosa de Souza ("Jesus"), a trade unionist, have presented - jointly or separately, three popular actions against CELG de Participações SA ("CELG- PAR"), The Federal Government ("FG"), The Federal Development Bank ("BNDES"), International Finance Corporation ("IFC"), Caixa Económica Federal ("CEF") and Uhy Moreira Auditores ("UHY"), supporting that the sale process of CELG would be illegal. In litigation, they require the annulment of all acts regarding the process of privatization of CELG, as well as the compensation of the damages supposedly suffered by the public treasury. The risk involved in the litigation is the cancellation of the acquisition of CELG by Enel Brasil S.A. and the payment of compensation that must be quantified at the end of the lawsuit, but the lawyers of Enel Brasil S.A. classify them as remote losses. Currently, there are no precautionary decisions against the interests of Enel Brasil S.A. and the lawsuits are in the evidence production phase.

The management of the Company considers that the provisions recorded in the Consolidated Financial Statements are adequate to cover the risks resulting from litigation described in this Note. It does not consider there to be any additional liabilities other than those specified.

Given the characteristics of the risks covered by these provisions, it is not possible to determine a reasonable schedule of payment dates if there are any.

34.4Financial restrictions

A number of the Company’s loan agreements, and those of some of its subsidiaries, include the obligation to comply with certain financial ratios, which is normal in contracts of this nature. There are also affirmative and negative covenants requiring the monitoring of these commitments. In addition, there are restrictions in the events-of-default clauses of the agreements which require compliance to avoid acceleration of such debt.

1.	Cross Default

Some of the financial debt contracts of the Company contain cross default clauses. The credit line agreements governed by Chilean law, which the Company signed in March 2016 for UF 2.8 million, stipulate that cross default is triggered only in the event of non-compliance by the borrower itself i.e. the Company, with no reference made to its subsidiaries. In order for debt acceleration to occur in these credit lines due to cross default originating from other debt, the amount overdue of a debt must exceed US$50 million, or its equivalent in other currencies, and other additional conditions must be met such as the expiry of grace periods. These credit lines have not been used.

For a substantial number of the bonds issued by the Company that are registered with the SEC, commonly called “Yankee bonds”, a cross default might be triggered by another debt of the Company on an individual level, or of any significant subsidiary (as it defined contractually), for any amount overdue provided that the principal of the debt giving rise to the cross default exceeds US$150 million, or its equivalent in other currencies. Debt acceleration due to cross default does not occur automatically but has to be demanded by the holders of at least 25% of the bonds of the specific series of Yankee bonds. In addition, events of bankruptcy or insolvency of foreign subsidiaries have no contractual effects on the Yankee bonds of the Company. The Yankee bonds of the Company mature in 2026. As of December 31, 2017, the outstanding amount for the Yankee Bonds was ThUS$587,081.

The Company’s bonds issued in Chile state that cross default can be triggered only by the default of the issuer, either on a stand-alone or on an aggregate debt basis, when the amount in default exceeds 3% of total consolidated assets. Debt acceleration requires the agreement of at least 50% of the bondholders of the specific series. As of December 31, 2017, the outstanding amount for the domestic bonds was ThUS$31,294.

2.	Financial covenants

Financial covenants are contractual commitments with respect to minimum or maximum financial ratios that the Company is obliged to meet at certain periods of time (quarterly, annually, etc.). Most of the financial covenants of the Company limit the level of indebtedness and evaluate the ability to generate cash flows in order to service the companies’ debts. Certain companies are also required to periodically certify these covenants. The types of covenants and their respective limits vary according to the type of debt.

The Series B2 domestic bonds of the Company include the following financial covenants, whose definitions and calculation formulas are set out in the respective contract:

-

Consolidated Equity: Minimum Equity of Ch$660,260 million must be maintained, a limit adjusted at the end of each year as established in the indenture. Equity is the sum of Equity attributable to the shareholders of Enel Américas and non-controlling interests. As of December 31, 2017, the Company’s equity was Ch$5,089,212 million.

-

Debt to Equity Ratio: A debt to equity ratio, defined as Total liabilities to Equity, shall not be more than 2.24. Total liabilities are the sum of Total current liabilities and Total non-current liabilities, while Equity is the sum of Equity attributable to the shareholders of Enel Américas and non-controlling interests. As of December 31, 2017, the debt to equity ratio was 1.44.

-

Unsecured Assets: The ratio of Unsecured assets to Unsecured total liabilities must be at least 1. Total Unsecured or free assets is the difference between Total assets and Total secured assets. Total unsecured or free assets consists of Total Assets less the  sum of Cash, Bank balances, Current accounts receivable from related parties, Current payments in advance, Non-current accounts receivable from related entities, and Gross identifiable intangible assets, while Total secured assets relates to assets pledged as security. On the other hand, Total unsecured liabilities consist of the sum of Total current liabilities and Total non-current liabilities, less liabilities secured by collateral. As of December 31, 2017, this ratio was 1.13.

The undisbursed credit lines in Chile include the following covenants, whose definitions and calculation formulas are set out in the respective contract:

- Debt to Equity Ratio: A debt to equity ratio shall not be more than 1.3. Debt is defined as the sum of current and non-current interest-bearing borrowings, while Equity is the sum of Equity attributable to the shareholders of Enel Américas and non-controlling interests. As of December 31, 2017, the debt to equity ratio was 0.60.

- Debt repayment capacity (Debt/EBITDA ratio): A debt to EBITDA ratio shall not be more than 3.5. Debt is defined as the sum of current and non-current interest bearing borrowings, while EBITDA is defined as operating income less depreciation and amortization expenses and impairment losses (or reversals) for the four moving quarters ended at the time of calculation. As of December 31, 2017, the Debt/EBITDA ratio was 1.70.

On the other hand, the Yankee bonds or any other debt of the Company on a stand-alone basis are not subject to financial covenants.

As of December 31, 2017, the most restrictive financial covenant for the Company was the Unsecured Assets ratio with respect to Series B2 domestic bonds.

In Perú, the debt of Enel Distribución Perú S.A. only has a single covenant:

- Local bonds of the fourth program, whose outstanding amount as of December 31, 2017 was ThUS$87,933 and final maturity in January 2028, are subject to Debt to Equity Ratio which is calculated by dividing Total liabilities less deferred liabilities by Equity.

On the other hand, the debt of Enel Generación Perú S.A. includes the following covenants:

- Local bonds whose outstanding amount as of December 31, 2017 was ThUS$54,887 and final maturity in January 2033, are subject to Debt to Equity Ratio which is calculated by dividing Debt less cash by Equity.

- Bank borrowings of Chinango, Enel Generación Perú’s subsidiary, with Bank of Nova Scotia, whose outstanding amount as of December 31, 2017 was ThUS$2,124 and final maturity in January 2019, include covenants, calculated at the individual level, to maintain an indebtedness ratio calculated as net debt less cash divided by net equity and ability to pay the debt calculated as financial debt divided by EBITDA.

- As of December 31, 2017, the most restrictive financial covenant for Enel Generación Perú S.A. was the ratio of indebtedness corresponding to the local bonds, while Chinango's most restrictive convenant was the ability to pay the debt.

Finally, in Perú, the debt of Enel Generación Piura includes the following covenants:

- Finance lease arrangement with Banco de Crédito del Perú whose outstanding amount as of December 31, 2017 was ThUS$56,687 and final maturity in June 2020, is subject to the following covenants: Debt Repayment Capacity Ratio calculated by dividing Cash Flows for Debt Service by Debt Service, and Debt to Equity Ratio calculated by dividing Total liabilities less Deferred Liabilities by Equity.

- Finance lease arrangement with Banco Scotiabank whose outstanding amount as of December 31, 2017 was ThUS$40,818 and final maturity in March 2022, is subject to the same financial covenants as those for the finance lease arrangement with Banco de Crédito del Perú.

- As of December 31, 2017, the most restrictive financial covenant for Enel Generación Piura was the Debt to Equity Ratio.

In Brazil, the debt of Enel Distribución Río S.A includes the following covenants:

- Ninth local bond issue whose outstanding amount as of December 31, 2017 was ThUS$180,676 and final maturity in December 2020, is subject to the Debt Repayment Capacity Ratio calculated by dividing Debt by EBITDA and Debt to Equity Ratio calculated by dividing Debt by Net Equity.

- Loan with Banco Nacional de Desenvolvimiento (“BNDES”) whose outstanding amount as of December 31, 2017 was ThUS$153,263 and final maturity in December 2023, is subject to the Debt Repayment Capacity Ratio calculated by dividing Debt by EBITDA and the Debt to Equity Ratio calculated by dividing Debt by Net Equity.

- Loan with Citibank and Banco Itaú whose outstanding amount as of December 31, 2017 was ThUS$37,854 and ThUS$114,960 and final maturity in December 2018 and July 2021 respectively, is subject to the Debt Repayment Capacity Ratio calculated by dividing Debt by EBITDA and the Debt to Equity Ratio calculated by dividing Debt by Net Equity.

- As of December 31, 2017, the most restrictive financial covenant for Enel Distribución Río S.A. was the Debt/EBITDA ratio corresponding bank borrowings with BNDES.

In addition, the debt of Enel Distribución Ceará S.A. includes the following covenants:

- Loan with Electrobrás and Banco do Brasil whose outstanding amount as of December 31, 2017 was ThUS$77,508 and final maturity in October 2023, is subject to the Debt Repayment Capacity Ratio calculated by dividing Debt by EBITDA.

- Loans with BNDES and Banco Itaú whose outstanding amount as of December 31, 2017 was ThUS$107,760 and final maturity in December 2023, is subject to the Debt Repayment Capacity Ratio calculated by dividing Debt by EBITDA and Debt to Equity Ratio calculated by dividing Debt and Net Equity.

- Third local bond issue whose outstanding amount as of December 31, 2017 was ThUS$44,035 and final maturity in October 2018, is subject to the Debt Repayment Capacity Ratio calculated by dividing Debt by EBITDA and the Debt Coverage Ratio calculated by dividing EBITDA by Interest Expense.

- Fifth local bond issue, whose outstanding amount at December 31, 2017 was ThUS$ 150,039 and final maturity, in December 2024, includes the covenant to maintain its ability to pay debt, calculated as net debt over EBITDA.

- As of December 31, 2017, the most restrictive financial covenant for Enel Distribución Ceará S.A. was the Debt/EBITDA ratio for the corresponding bank borrowings with BNDES.

The debt of Enel CIEN S.A. includes the following covenants:

- Loans with BNDES whose outstanding amount as of December 31, 2017 was ThUS$4,067 and final maturity in June 2020, is subject to the Debt Repayment Capacity Ratio calculated by dividing Debt by EBITDA and Debt to Equity Ratio calculated by dividing Debt and Net Equity.

- As of December 31, 2017, the most restrictive financial covenant for Enel CIEN S.A. was the Debt to Equity Ratio.

Finally, in Brazil, the debt of Fortaleza includes the following covenant:

- Loan with Citibank, whose outstanding amount as of December 31, 2017 was ThUS$60,727 and maturity in April 2020, includes the covenant debt ability to pay calculated as net debt over EBITDA.

In Colombia, the debt of Codensa S.A. (“Codensa”) includes the following covenants:

Loan with the Bank of Tokyo whose outstanding amount as of December 31, 2017 was ThUS$123,167 and final maturity in June 2021, is subject to the Debt Repayment Capacity Ratio calculated by dividing Debt by EBITDA.

All of our subsidiaries not mentioned in this note are not subject to compliance with financial covenants.

Lastly, in most of the contracts, debt acceleration for non-compliance with these covenants does not occur automatically but is subject to certain conditions, such as a cure period.

As of December 31, 2017 and 2016, neither the Company nor any of its subsidiaries were in default under their financial obligations summarized herein or other financial obligations whose defaults might trigger the acceleration of their financial commitments.

34.5Other Informations

Enel Generación Costanera S.A. (formerly named Central Costanera S.A.)

Availability Agreements for Combined Cycles and Turbosteam

On March 18, 2015, the Undersecretary of Electric Energy issued its Note SS.EE. 476/2015, which established the procedure to coordinate the remuneration according to SE Resolution No. 95/2013 and the “Availability Agreements for Combined Cycles and Turbosteam” (hereinafter the “Availability Agreements”) entered into between Enel Generación Costanera and CAMMESA, effective on February 2014. As established in Note SS.EE. 476/2015, Enel Generación Costanera shall temporarily relinquish its right to receive the “Additional Remuneration Trust” established under SE Resolution No. 95/2013, except for those already committed, its amendments and supplements, as well as, the “Remuneration for Non-Recurrent Maintenance” as established in Res. SE No. 529/2014, its amendments and supplements.

The procedure led to the reversal of the deductions made and applied to Enel Generación Costanera S.A. as established in Notes S.E. No. 7594/2013 and No. 8376/2013. Since January 2015, the rights that Enel Generación Costanera relinquished were applied to compensate for the funds received from CAMMESA from that date on to perform the works provided for in the agreements.

On June 29, 2015, the Secretary of Energy issued Note S.E. No. 1210/2015 instructing CAMMESA on the methodology to adapt the remuneration conditions set forth in the respective terms of the Availability Agreements, taking into account the concepts defined in SE Resolution Nos. 95/2013 and 529/2014 and any applicable regulation.

On July 3, 2015, Enel Generación Costanera and CAMMESA signed an addendum to the Availability Agreements. The initial terms and those in the addendum shall rule the agreement between the parties and shall be understood as entirely valid until the expiration date referred to in the agreements. Consequently, CAMMESA gathered all the required documents, as well as the modifications included in the addenda, according to the defined procedure.

On August 30, 2016, CAMMESA through Note B-110359-1 informed Enel Generación Costanera that the Secretary of Electrical Energy authorized the re-allocation of the funds from the Supplementary Works for up to US$5,287,772, which were originally assigned to Turbosteam Units No. 3 and 4 and 6. Likewise, the scope of the Supplementary Works to be performed in Turbosteam Units No. 6 and No. 7 was expanded for an amount up to US$ 10,575,000 plus VAT and import duties. On December 16, 2016, it Addendum No. 5 to the Turbosteam Equipment Availability Contract with the MEM was signed. The amendments approved the re-allocation of funds required to perform the supplementary works in turbosteam unit No. 6 for US$5,287,772 plus taxes, and the funds for the supplementary works in Turbosteam Units No. 6 and No. 7 was increased to US$10,575,000 plus taxes.

The availability contract for combined cycles equipment expired on October 31, 2016. In December 2017, and despite that certain minor works subsequently performed, Enel Generación Costanera submitted letters to CAMMESA in order to request to finalize the availability contracts of equipment. As of the date of these financial statements, Enel Generación Costanera has not received any notification from CAMMESA related to finalizing such contracts. The financial statements of Enel Generación Costanera as of December 31, 2017 include the estimated effects based on management’s judgement considering the expected resolution of this matter.

On December 2017, the company sent two notes to CAMMESA in order to request the cessation of the equipment availability commitment agreements. By the issuance date of the financial statements, the company has not received any notification from CAMMESA regarding the cease of aforementioned contracts.

Central Vuelta de Obligado (VOSA)

During the 2016 year, Central Vuelta de Obligado S.A. ("VOSA") continued generating energy at the demand of CAMMESA with the two simple cycle Gas Turbine with both fuels. However, the project progress slowed down. This fact resulted in several claim notes from VOSA to General Electric Internacional Inc. and General Electric Internacional Inc. Argentina branch ("GE"), acting on behalf of Fideicomiso Central Vuelta de Obligado ("FCVO), to get the project pace back on track. In this regard, on February 12, 2016, GE initiated a higher costs claim to the FCVO through the contractual clause of "friendly negotiations". During September 2016, due to the additional costs derived from inflation, the negotiations ended in an arbitration process provided in the contract. On November 10, 2016, FCVO and VOSA were notified by the Arbitration Court of the Buenos Aires Stock Exchange about the arbitration suit filed by GE. In response, VOSA rejected GE's claims and considers them unfounded and unjustified.

On August 7, 2017, following a series of negotiations tasks, FCVO and GE signed a Second Supplemental Agreement ("SAS" for its acronym in Spanish) by means of which GE commits to achieve the Beginning of the Total Operation ("IOT" for its acronym in Spanish) no later than February 28, 2018. In addition to other issues, the parties agreed to new penalties for non-compliance, the delivery of new guarantees, and the suspension of all judicial and/or extrajudicial deadlines until May 29, 2018 regarding the actions and claims between the FCVO and GE. For this reason, the parties requested the Court to suspend the arbitration process. The Court finally resolved to suspend the process until May 28, 2018.

However, in the opinion of the management of the Company, there is no doubt that this will be concluded.

CAMMESA Debts

On August 18, 2016, CAMMESA and Enel Generación Costanera formalized a mutual and collateral assignment agreement, for AR$ 1,300 million required to finance the power plant operation. The methodology and deadlines to implement for the repayment will be a maximum of 48 equal monthly payments with a 12 month grace period, counted from the installment of the last partial advance or on December 31, 2016, whichever occurs first. The interest rate to apply will be equivalent to the average monthly yield obtained by CAMMESA in its financial placements.

As of December 31, 2017, this debt balance was AR$1,853,477,112 (including interest), with AR$1,390,107,834 as non-current liabilities and AR$463,369,278 as current liabilities. As of December 31, 2016, the debt balance was to AR$ 1,274,204,700 (including interest) and disclosed as non-current liabilities.

Enel Generación Costanera guarantees the repayment of these funds through a pledge with registration in first grade on the COSTTV01-02-03-04-06-07 units and with the assignment of 100% of its credits in the MEM.

Scheme of Remuneration of Generation Costs

On February 2, 2017, the Secretary of Electrical Energy (“SEE”) issued Resolution No. 19/2017 replacing SEE Resolution 22/2016, which setsed remuneration guidelines applicable to power generating plants. The Resolution defined the minimum remuneration for the energy capacity by technology and scale, and allows thermal units to offer equal remuneration for energy availability contracts for all technologies. Thermal generators may declare the price of firm capacity to be committed for a three-year period per unit each summer period, and may also provide the information by summer and winter periods (adjustments could be made during the period). As an exception applicable to 2017, Resolution No. 19/2017 authorized the declaration of the Guaranteed Availability Commitments (Compromisos de Disponibilidad Garantizada, in Spanish) in conjunction with the information required for the Winter Seasonal Programming, effective from May 1, 2017 to October 31, 2017.

Regarding hydroelectric power plants, a new scheme to evaluate the capacity was defined, based on the real capacity available (which implies a greater value of capacity to be remunerated compared to the previous regulations). Likewise, a base capacity value and an additional discriminated capacity value of May to October 2017, and from November 2017 was presented.

Resolution No. 19/2017, sets the following remunerations for generators, which are denominated in U.S. dollars (which be translated to Argentine pesos using the last business day of the corresponding month the Document of Economics Transactions, exchange rate published by the Argentine Central Bank) for the term established in CAMMESA’s procedures:

Energy Capacity Remuneration for Thermal Power Plants:

Minimum Price (from February 2017)

•	Large Cycle: US$ 3,050 per MW-monthly.
•	Large Turbo Steam: US$ 4,350 per MW-monthly
•	Large Turbo Generator: US$ 3,550 per MW-monthly

Base Price for remuneration with commitment

•	May 2017 - October 2017: US$ 6,000 per MW-monthly
•	November 2017 onwards: US$ 7,000 per MW-monthly

Additional price for remuneration with commitment (Maximum) (*)

•	May 2017 – October 2017: US$1,000 MW-monthly
•	November 2017 onwards: US$2,000 MW-monthly

(*) It is a maximum price because CAMMESA will carry out bidding processes based on the system needs upon facing critical requirements.

Energy Remuneration:

Generated Energy

•	Combined Cycles and TSm:
•	Gas: US$5 per MWh
•	LNG: US$8 per MWh

Operated Energy:

Thermal generators: US$2 per MWh

The energy prices are applied at each Node.

REMUNERATION FOR HYDROELECTRIC POWER

•	Minimum Price (since February 2017)
•	Chocón: 2,000 US$MW-month
•	Arroyito: 3,000 US$MW- month

Additional Price

•	May 17-October 17: 500 US$MW-month
•	November 17 onwards: 1,000 US$MW-month

From November 2017, 50% of the additional remuneration is subject to the disposal of the insurance of major events (turbines, etc.) and the control system progressive modernization.

REMUNERATION FOR ENERGY

Generated Energy:

•	Engines

Gas: 7 US$MWh

Liquid: 10 US$MWh

•	•Hydroelectrica: 3.5 US$MWh

Operated Energy (associated with Rotating power): Thermal: 2 US$/MWh; Hydro: 1.4 US$MWh.

The energy values are defined in the Node.

US$ 1 / MWh is deducted for generated energy until the balance of the financing for major and/or extraordinary maintenance is paid. Regarding this point, on February 22, 2017, by means of a note of the Undersecretary of Thermal Energy, Transport and Distribution of Electric Power, it was established that the correspondent amendments must be made to the financial agreements and that the term of maximum refund is established in 48 monthly installments. If the refund period exceeds 48 monthly installments, the refund method must agree with each generator.

New Scheme for Allocation of Transportation Costs

-

SEE Resolution No. 1085/17, as of December 1, 2017, modifies the manner in which the Generating Agents pay for the use of the transportation system (the carrier's remuneration is unaltered, because it was set in its respective RTI), and synthetically establishes:

-	The associated costs to transportation remuneration will proportionally distribute to the demand.
-	Generating Agents will pay only for direct connection charges.
-	Instructs to CAMMESA to propose the necessary modifications to the conceivable procedures in 90 days.

Enel Generación El Chocón S.A.

Unassigned Profit Distribution

On April 3, 2017, the Ordinary and Special Class General Assembly unanimously resolved to increase the legal reserve by AR$27,876,311, allocate the sum of AR$340,000,000 to dividend pay in cash and increase the facultative reserve by AR$ 301,042,576, The aforementioned responds to a prudent, reasonable and efficient administration of the company, until the liquidity situation of the company allows give it another purpose.

On November 9, 2017, the Extraordinary General Meeting unanimously resolved to release the facultative reserve for AR$300,000,000 and allocate said sum to cash dividend payment, understanding that neither the solvency nor the liquidity of the company are compromised.

On April 28, 2016, the Ordinary and Special Class General Assembly had unanimously resolved to increase the legal reserve by AR$76,184,868, and increase the facultative reserve by AR$1,447,512,492, understanding that responded to a prudent, reasonable and efficient administration of the company.

Provisions and Contingent Liabilities

Federal Administration of Public Revenue – General Taxation Office (AFIP in Spanish)

The Company presented its sworn income tax statement for the year 2013, applying the adjustment mechanism for tax inflation provided by the Income Tax Law. As for the Company, the regulatory impossibility for inflationary adjustment in tax matters would result in a non-existent income tax determination. This is because the inflationary adjustment mechanisms on tax assessment result in a tax loss, and if the adjustment mechanisms for inflation were not applied, there would be a confiscation assumption in accordance with the jurisprudence of the Supreme Court of Justice of the Nation in "Candy S.A.". In a supplementary manner, the Company filed a Declaration of Certainty Action and Precautionary Measures to the National Court of First Instance in the Federal Administrative Matters, with the purpose of obtaining the statement, in the specific case, the inapplicability of any rule that suspends the application of adjustment mechanisms for inflation due to an alleged confiscatory nature. On October 31, 2014, the negative judicial resolution of the precautionary measure requested by company was notified. Against this resolution, on November 7, 2014, the company filed an appeal to the Appeals Chamber in Federal Administrative Litigation. Said Chamber notified its resolution on March 12, 2015, confirming the rejection of the precautionary measure. On November 21, 2014, the company requested that the court of first instance transfer the Declaratory Action to the National Treasury, in order to proceed with the substantive issue, treatment parallel with the challenge of the rejected requested precautionary measure resolution. On May 13, 2015, the company requested the intervening court to open the period allowed for producing evidence, whith was on May 18, 2015. By virtue of this, the, transfers of the proof points offered were answered and carried out and which the Court resolved making room for the expert proof points offered by both parties. On May 30, 2017, the expert presented the expert report, in which arrived at the same coefficients as those indicated by the Company in the filed claim. On June 6, 2017, the court ordered a transfer to the parties of the expert report. Thus, the Company proceeded to personally notify the expert report and submitted its transfer reply, in accordance with said report, where it is stated that there are no observations to be made regarding the adjustments and items affected by the adjustment for inflation related to the sworn income tax statement. On other hand, the National Treasury replied to the transfer in a timely manner, formulating certain challenges to the aforementioned report. Currently, the National Treasury must transfer to the expert accountant to answer about the clarifications requested by Federal Administration of Public Revenue (AFIP).

Additionally, the Company presented its sworn income tax statement for the year 2014, applying the tax inflationary adjustment mechanism provided for in the Income Tax Law to the same effect as done for fiscal year 2013. Pursuant to the above, in a complementary manner, the Company filed on May 8, 2015 a Declarative of Certainty Action to the National Court of First Instance in Federal Administrative Matters. This in order to obtain a declaration, in the specific case, of the inapplicability of any rule that suspends the application of inflationary adjustment mechanisms due to an alleged confiscatory nature. On June 11, 2015, the court took into account the lawsuit filed, ordering its communication to the Procurator of the Treasury of the Nation. On September 25, 2015, the file was sent to the Federal Prosecutor's Office on the issue of on the jurisdiction of the intervening Court. On October 30, 2015, and in response to the statement made by the Federal Prosecutor, the court was deemed competent, and the claim was also sent to the AFIP. Consequently, on December 11, 2015, the Company transferred the claim to the AFIP, who answered it in due time and form. Subsequently, on April 6, 2016, the Company requested the intervening court to open the provisionary period, which was ordered on April 28, 2016. Thus, on June 23, 2016, the the parties provided the evidence. As a result, the transfers of the offered proof points were carried out, and were answered in a timely manner by both parties. On December 22, 2016, the court decided to reject the objections raised by the Company and acknowledge the additional points proposed by the National Treasury. On May 31, 2017, having examined the administrative file, the Company observed the discharge report dated February 2, 2017, signed by the AFIP, which. The aforementioned states that there are no observations to be made regarding the adjustments and items affected by the adjustment for inflation related to the sworn income tax statement presented by the Company and submitting said report to the External Inspection Division II for its consideration.

Following a reasonable criterion consistest with the prior business years, the Company presented its sworn income tax statement for the year 2016, applying the adjustment mechanism for tax inflation provided by the Income Tax Law to the same effect as made for the business years 2013 and 2014. In a supplementary manner, the Company filed, on May 15, 2017, a Declaration of Certainty Action with the National Court of First Instance in the Federal Administrative Contentious Matters, for the same purposes as that carried out for the aforementioned business years. The Federal Administrative Contentious Court No. 2, Secretary No. 3 processed said the claim , which, on May 31, 2017, ordered to accompany all the documentation offered by the Company. On July 31, 2017, was attached to the file the aforementioned documentation, and subsequently on August 16, 2017, the filing of the official letter addressed to the Procurator General of the Nation was accredited. On September 22, 2017, the court ordered the transfer of the claim to the National Treasury. Consequently, on November 17, 2017, the pertinent official letter was submitted to the Court to complete the transfer of the claim to the National Treasury for the purpose of confrontation, and the file is currently in office.

Given the high probability that Enel Generación El Chocón's proposal should find a favorable resolution both at the judicial level and at the National Tax Court in terms of income tax inadmissibility for the years 2013, 2014 and 2016 as a result of an assumption of confiscation, the Company in 2017 reversed a of AR$411,770,483, tax provision plus the AR$107,792,572, reimbursement interest which were previously included in current liabilities. As of December 31, 2016, the Company had recorded a provision of taxes for AR$438,569,971, plus the reimbursement interest of AR$91,268,674, included in current liabilities.

Edesur S.A.

On April 5, 2016, ENRE issued Resolution Nos. 54 and 55. Resolution No. 54 the ENRE approved the tender specifications for contracting an advisor for the RTI of Edesur.

On the other hand, Resolution No. 55 approved the 2016 program for the RTI. The resolution defined the criteria, methodology and work plan that Edesur must follow to carry out its tariff studies. To elaborate on the tariff proposals, ENRE informed Edesur of the parameters for quality objectives and management, and the rate of return to be used in determining its own distribution cost.

On September 28, 2016, ENRE, through Resolution No. 522/2016, summoned a public audience for a hearing intended to notify of and allow comments on tariff proposals presented by distribution companies for the next five-year period.

On October 28, 2016, in relation to the RTI process, a hearing was held to notify and allow comments on tariff proposals presented by the distribution companies Edesur and Edenor S.A. under ENRE Resolution No. 55/2016.

Edesur presented a summary of its proposal for the next five years, which highlighted the projected significant investments for the period 2017 – 2021. Likewise, it stated its focus on improving the quality of service through the reduction of supply restitution timing, optimization of customer service and the incorporation of technology in all of its operating processes.

On November 14, 2016, ENRE published in the Diario Official a note in relation to the public hearing, and committed to issue a final resolution on the hearing 30 days after November 11, 2016.

On December 30, 2016, ENRE issued Resolution No. 626, which approved the document titled “Final Resolution Public Audience” (Resolución Final Audiencia Pública, in Spanish) prior to defining the tariffs to be applied. Likewise, it transferred to MEyM’s Undersecretary for Coordination of Tariff Policy (Subsecretaría de Coordinación de Política Tarifaria in Spanish) the topics discussed at the hearing that fall within the purview of that regulatory body.

On February 1, 2017, ENRE issued Resolution No. 64, which approved new prices for the tariff table.

In relation to the application of the new structure and tariff charges, the MEyM understood that it was timely and convenient to instruct ENRE to limit the increase in the VAD arising as a result of the RTI process to be applied from February 1, 2017, to a maximum of 42% with respect to the VAD in effect to date, having to complete the application of the remaining value of the new VAD, in two stages: the first one in November of 2017 and the second one, in February of 2018.

In addition, it provides that ENRE must recognize, to the concessionary company, the difference of the VAD resulting from the application of the gradual increase in the tariff recognized in the RTI, in installments from February 1, 2018 to January 31, 2021, which will incorporate to the value of the resulting VAD at that date. On July 26, 2017, ENRE issued Resolution No. 329/2017, which establishes the determination the recovery process of the loan and its billing in 48 installments from February 1, 2018.

The regulations also establish the updating method of the company´s income for the effect of changes in the prices on the economy and all other issues related to the quality of service provision and the supply regulation.

In compliance with ENRE Resolution No. 64/2017, on March 20, 2017 Edesur confirmed the investment plan for the 2017-2021 period, duly informed for the RTI plus the reconversion of the Balcarce and Tres Sargentos Substations from 27.5 to 13.2 kW. Additionally, indicated the adapting possibility of said plan in the future to changes in demand.

On April 17, 2017, the MEyM issued a note which it instructed the Electric Energy Secretariat (SEE in its Spanish acronym) to determine within a period of 120 working days any unresolved obligations and its treatment to grant, and to issue, during the following 30 days, a final resolution report. For these purposes, the SEE asked Edesur, ENRE and CAMMESA for the relevant information.

With the issue of ENRE Resolution No. 64/2017, its amendments and SEE Resolution No. 20/2017 which approved the seasonal summer rescheduling and fixed seasonal reference prices, is overcome the tariff transition stage established in the Agreement. This Agreement signed on August 29, 2005, counted on with the signatures of Edesur and the then Ministries of Economy and Production, and Federal Planning, Public Investment and Services, becoming the Company rule by as established in its Concession Contract.

On May 2017, SEE, through Resolutions No. 256 and No.261, approved the winter seasonal rescheduling and extended the seasonal reference prices set by SEE Resolution No. 20/2017, until October 31, 2017.

On May 16, 2017, the Electricity Dependent Law 27,351 was enacted through PEN Decree No. 339/2017. It provides free, continuous electricity supply to those who registered. As of the date of issuance of these financial statements, the definition of enforcement authority by PEN and the allocation of the item's budget required for compliance with the standard are pending.

On October 27, 2017 the ENRE, in compliance with the MEyM Resolution No. 403, through Resolutions 526 and 527 convened a Public Hearing by November 17, 2017 at Palacio de las Aguas. The following matters were treated: Firstly,

1)

The new power and energy reference prices, the reference price for power and reference energy stabilized for the distribution companies in each one’s equivalent node, corresponding to the Seasonal Summer Period 2017-2018;

2)	The Electrical energy saving promotion plan.
3)

The welfare tariff and the distribution methodology, between the demand of the MEM, (the cost represented by the remuneration of the electric power transportation in extra high voltage) and, the respective region demand (that corresponds to the regional distribution. system).

Secondly, it informed about the impact the MEyM measures will have on the bills for users of distribution companies as a result it of the Public Hearing that the Ministry convened by Resolution MEyM 403/2017. The Public Hearing mentioned the prices of the Wholesale Electricity Market, subsidies withdrawal from the electric power, transportation and the distribution criteria among the transportation users about the Carriers remuneration (which this agency resolved at the time of the Comprehensive Tariff Review of the Transportation of Electric Power).

On November 1, 2017, the ENRE published Resolution No. 525, partially making the reconsideration appeal filed by Edesur against ENRE Resolution 64/2017. In the resolution, accepted its proposal regarding the treatment of the easements and requesting submit the annual plan for the regularization of easements to be developed during the period 2017-2021, within 60 days after the notification. This time-lapse also applies to CAMMESA’s expenses recognitions, fees and others that should be present in future adjustments ex -post and minor modifications to the quality system and other recognitions.

As a result, on December 1, 2017, through Resolution No. 602, ENRE resolved to approve the new Edesur's Own Cost of Distribution values, through the application of the mechanisms provided in the RTI. It jointly issued the new Tariff Tables that reflect the new Seasonal Prices (generation and transportation) contained in the resolution of the 1091 Electric Energy Secretariat of 2017, as well as the new subsidy schemes for the Welfare Tariff and bonus for consumption savings for residential users.

On January 31, 2018 Resolution No. 32/2018 and its annexes were published, containing the Edesur tariff tables effective as of February 1, 2018. It includes the adjustment for inflation, the ex-post adjustments of the previous quarter, the charge for the 48 installments of deferred VAD updated to date, the efficiency factor and adjustments for structural changes. The standard also includes the value of the average rate of $ 2.2828 / KWh.

Financial Position of Edesur

Pursuant to the provisions of article 206 of Law 19,550, as of December 31, 2017, Edesur is in a situation of mandatory reduction of capital stock because the accumulated losses include all the reserves and more than 50% of the corporate capital. Edesur believes that the measures ordered for the tariffs during 2018 and the final resolution of the RTI will allow it to restore the economic-financial equation provided for in the law and in the Concession Contract, and to reverse the effects in the network of the limited levels of investment as a result of the sustained decrease in revenue in the years 2002 to 2014 and consequent financial restrictions, and thus achieve the final normalization of the situation of the electric service provided by the company.

In addition, although the company has a negative working capital, the main components of the current liabilities (debt with CAMMESA for the energy purchase of energy and debt for fines with ENRE) are subject to modifications to specific regulations and discussions and work meetings with the area authorities. These discussions and meetings are in progress at the date of these financial statements. The company's Management considers that will be successful in adapting the payment periods of said obligations to the company's actual payments possibilities, by not enforce them in the short term. However, and until the results of these negotiations are specified and implemented, said liabilities are disclosed as current.

The Company is committed to exercising all of its rights to balance operating cash flows in order to continue providing the service and protecting its equity. However, given the measures necessary to reverse the current situation depend on the occurrence of certain events that are not under the control of the Company, it's not possible to certainty ensure the result of the aforementioned process.

The following applies to all the companies in Argentina

Tax Reform

On December 29, 2017, the Decree 1112/2017 of the National Executive Branch was signed, enacting the Tax Reform Law No. 27,430 sanctioned by the National Congress on December 27, 2017. The law was published in the Official Gazette on the date of its enactment. The following points are significant aspects of that reform:

a)	Corporate Income Tax and Additional Dividend Tax

Reduction of the corporate income tax rate and the additional tax on distribution of dividends.

Until the fiscal year ended December 31, 2017, the corporate income tax rate of 35% is maintained, which will be reduced to 30% during   fiscal years starting from January 1, 2018, and 25% for fiscal years beginning on or after January 1, 2020. The effects of this reduction affected the measurement of deferred tax assets and liabilities as of December 31, 2017.

The reduction in the corporate tax rate supplements the application of the additional tax on distribution of dividends to local individuals and beneficiaries abroad, which the company must withhold and pay to the Treasury as a single, definitive payment when the dividends are paid. This additional tax will be 7% or 13%, depending on whether the dividends distributed correspond to earnings of a fiscal year in which the company was taxed at the 30% or 25% rate, respectively. For these purposes it is considered, without admitting proof to the contrary, that the dividends that are made available correspond, firstly, to the retained earnings of greater age

b)	Equalization Tax

In accordance with the Law 25,063, the dividends paid in excess of the tax profits accumulated at the end of the business year immediately prior to the date of said payment (when applicable, distribution of profits), generates the obligation to withhold a surplus of 35% of income tax as a single, final payment. Said withholding will no longer apply to dividends (when applicable, profits) attributable to earnings accrued in business years from January 1, 2018.

c)	Inflationary adjustment

For the net income determination of the years starting in January 1, 2018, the company may deduct or incorporate the taxable income for the year the inflationary adjustment obtained by application of the particular rules contained in articles 95 to 98 of the  income Tax law. This adjustment will only proceed if the variation percentage in the Internal Wholesale Price Index provided by the National Institute of Statistics and Census, according the drawn up tables by the AFIP, accumulates (a) in 36 months prior to the period-end closing, a percentage higher than 100%, or (b) in the first and second business year beginning on or after January 1, 2018, an accumulated variation, calculated from the first of them and until the end of each year, which exceeds by one third or two thirds, respectively, the aforementioned 100%.

d)	Price-Level Adjustment of Acquisitions and Investments Made in Business Years Beginning on or after January 1, 2018

For the acquisitions or investments executed in fiscal years starting on or after January 1, 2018, the following price-level adjustments will be made, based on the percentage changes in the Internal Wholesale Price Index provided by the National Institute of Statistics and Censuses according to the tables drawn up by the AFIP for these purposes. For alienation of depreciable fixed assets, real estate that does not have exchange assets, intangible assets, shares, quotas or equity investments (including shares of mutual funds), the computable cost in the calculation of gross profit will be price-level restated by the aforementioned index, from the date of acquisition or investment until the date of disposal, and will be reduced, as the case may be, by the depreciation that would have been applied, calculated on the restated value.

The deductible depreciation corresponding to buildings and other construction on real estate used for activities or investments, other than exchange assets, and those corresponding to other assets used to produce taxable profits, will be calculated by applying the aforementioned price-level adjustment rate to the ordinary depreciation installments, referred to the date of acquisition or construction indicated by the table prepared by the AFIP.

e)	Tax Revaluation

Law 27,430 allows the exercise of the option to revalue for tax purposes, for one time only, certain assets owned by the taxpayer existing at the end of the first fiscal year ended after December 29, 2017 (legal effective date ), to the extent that:

(i)	they are located, placed or used economically in the country, and are used to generate taxable profits,
(ii)	they are not assets with accelerated depreciation or are not fully depreciated, and
(iii)	they are not assets that were externalized in accordance with Law 27,260.

The exercise of the option entails the payment of an excise duty on all revalued assets according to the proportion established for each type of asset, which will be applied to the difference between the residual revalued tax value and the tax value of residual origin, calculated in accordance with the provisions of the Income Tax Law. The determined tax is not deductible for the purposes of the income tax assessment, and the gain for the revaluation amount is exempt from income tax. Also, the amount of the revaluation, net of the corresponding depreciation, is not computable for the purposes of the assessment of the minimum presumed income tax.

The revaluation is made applying a revaluation factor from the year of acquisition of the assets that arise from a table contained in Law 27,430, and the value thus determined is subtracted from the depreciation that would have corresponded according to the Income Tax Law for the periods of useful life elapsed, including the period of the option. For non-exchangeable real estate assets and depreciable fixed assets, there is the option of the estimate made by an independent appraiser, as long as it does not exceed the 50% that would result from applying the revaluation factor. The revalued assets will continue to be price-level restated for tax purposes based on the percentage variations of the Internal Wholesale Price Index index provided by the National Institute of Statistics and Census, according to the tables drawn up by the AFIP for these purposes. Thus, the depreciation to be deducted in the income tax assessment will have as components (i) the depreciation installment calculated based on the value of origin, method and useful life timely adopted for the calculation of the income tax, plus (ii) the depreciation installment corresponding to the amount of the revaluation with the aforementioned subsequent price-level adjustment. If a revalued asset is disposed of in one of the two business years immediately following the year taken as the basis for the revaluation calculation, the computable cost will have a penalty, consisting of reducing the residual amount of the price-level restated revaluation by 60% if the disposal takes place in the first of the aforementioned years, or by 30% if it takes place in the second of those years.

Those who exercise the option to revalue their assets in accordance with the provisions of Law 27,430 must

(i)

waive the right to promote any judicial or administrative process for which the application of price-level adjustment procedures of any nature up to the present date is claimed for tax purposes until the date of the first year, the end of which occurs after the effective date of that law, and

(ii)

Withdraw the actions and rights invoked in processes that had been promoted in respect of business years previously ended. Also, the calculation of the depreciation of the amount of the revaluation or its inclusion as computable cost of a disposal in the calculation of the income tax, will imply, for the business year in which that calculation is made, the waiver of any price-level adjustment claim.

At the date of approval of these financial statements, Edesur and Central Costanera are analyzing the financial effects of the tax revaluation and have not yet decided whether they will make use of the option established by Law 27,430. Enel Generación El Chocón’s Management has decided not to exercise the option of tax revaluation and to maintain the rights referred to in the preceding paragraph.